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                                                                   EXHIBIT 10.36

                          XINHUA FINANCE MEDIA LIMITED

                                       AND

                        SINO INVESTMENT HOLDINGS LIMITED
                          (collectively, the Investors)

                                       AND

                                SUNGOLDEN LIMITED
                                    (Vendor)

                                   ----------

                        LOAN AND SHARE PURCHASE AGREEMENT
                     IN RESPECT OF SHARES IN THE CAPITAL OF
                           UPPER STEP HOLDINGS LIMITED

                                   ----------

                                28 FEBRUARY 2006

                                    Hong Kong

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THIS LOAN AND PURCHASE AGREEMENT (this "AGREEMENT") is made on the 28th day of
February 2006

BETWEEN

1. XINHUA FINANCE MEDIA LIMITED, a company incorporated under the laws of the Cayman Islands with registration number 157511 and a registered address at Century Yard, Cricket Square, Hutchins Drive, P.O. Box 2681GT, George Town, Grand Cayman, Cayman Islands, British West Indies ("XFM");

2. SINO INVESTMENT HOLDINGS LIMITED, a company incorporated under the laws of the Commonwealth of the Bahamas with registration number 141019B and a registered address at Charlotte House, Charlotte Street, P.O. Box N-341, Nassau, Bahamas ("SINO") (and XFM and Sino shall collectively be referred to as the "INVESTORS"); and

3. SUNGOLDEN LIMITED, a company incorporated under the laws of Hong Kong with registration number 508977 and a registered address of Room 2204A, Bank of America Tower, 12 Harcourt Road, Central, Hong Kong (the "VENDOR").

WHEREAS

A.   The Vendor holds all of the beneficial interests in the Offshore Group.

B. XFM desires to provide a loan to the Company and the Company desires to receive a loan from XFM subject to the terms and conditions set out in this Agreement and the Loan Agreement (as defined below).

C. XFM and Sino desire to purchase and the Vendor wishes to sell to XFM and Sino the interests in that number of the Sale Shares (as defined below) as set forth opposite to the Investor's name on Schedule A hereto through the sale of certain shares in certain of the Offshore Group for the Purchaser Price as set forth in Schedule A hereto subject to the terms and conditions set out in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the Investors, the Company and the Vendor do hereby agree as follows:

1.   DEFINITIONS

1.1 Definitions. The following terms, as used herein, have the following meanings:

     "ACCORD GROUP" means Accord Group Investments Limited, a company incorporated under the laws of the British Virgin Islands with registration number 661868 and a


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     registered address at P.O. Box 957, Offshore Incorporations Centre, Road
     Town, Tortola, British Virgin Islands;

     "ACCORD GROUP SHAREs" shall have the meaning set forth in Clause 5.1;

     "ACCORD GROUP STRUCTURE AGREEMENT" shall have the meaning set forth in Clause 5.3;

     "AFFILIATES" of a specified Person means any other Person that, directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such specified Person or, in the case of a natural Person, such Person's spouse, parents and descendants (whether by blood or adoption and including stepchildren

     "ANCILLARY SHARE AGREEMENTS" means each of the following share purchase agreements to effect the transactions contemplated herein:

     (a) the share purchase agreements between XFM and Honour Rise in respect of the purchase of 70 shares in the capital of the Company;

     (b) the share purchase agreements between Sino and Hing Yee in respect of the purchase of 60 shares representing all of the issued shares in the capital of Quality Idea;

     (c) the share purchase agreements between Sino and Tai Mou in respect of the purchase of 45 shares in the capital of the Company;

     (d) the share purchase agreements between Sino and Tai Mou in respect 80 shares in Fine Power representing all of the issued shares in the capital of Fine Power; and

     (e) the share purchase agreements between XFM and Tai Mou in respect of 25 shares in the capital of the Company;

     "BOARD" means the board of directors of the Company;

     "BSG" means Beijing Shiji Guangnian Limited Co., a company incorporated under the laws of the PRC with registration No. 77156888-4 and an address at 8100, #18, Jianshe Road, Kaixuan Avenue, Liang Township, Fangshan District, Beijing;

     "BUSINESS DAY" means any Monday, Tuesday, Wednesday, Thursday and Friday on which banks in Hong Kong or the PRC are required or permitted by laws to be open;

     "CHINA LEAD" means China Lead Profits Limited, a company incorporated under the laws of the British Virgin Islands with registration number 674588 and a registered address at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands;

     "CLOSING" shall have the meaning provided in Clause 4.3;

     "CLOSING DATE" shall have the meaning provided in Clause 4.3;


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     "CLOSING DELIVERABLE AGREEMENTS" shall have the meaning provided in Clause
     4.4(k);

     "COMPANY") means Upper Step Holdings Limited, a company incorporated under the laws of the British Virgin Islands with registration number 678363 and a registered address at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands;

     "COMPANY SALE SHARES" means, collectively, the Honour Rise Sale Shares and Tai Mou Sales Shares;

     "COMPANY SHARES" means ordinary shares each with a par value of US$1.00 in the capital of the Company;

     "CONSENT" means any consent, approval, permit, license, order, or authorization of or registration, declaration, or filing with or exemption by Governmental Entity;

     "CONTROL", "CONTROLS", "CONTROLLED" (or any correlative term) means the possession, directly or indirectly, of the power to direct or cause the direction of the management of a Person, whether through the ownership of voting securities, by contract, credit arrangement or proxy, as trustee, executor, agent or otherwise. For the purpose of this definition, a Person shall be deemed to Control another Person if such first Person, directly or indirectly, owns or holds more than 50% of the voting equity interests in such other Person;

     "DIRECTORS" mean the members from time to time of the Board;

     "DISCLOSURE LETTER" means a letter described as such to be prepared by the Vendor and delivered to the Investors simultaneously with the execution of this Agreement;

     "ENCUMBRANCE" means and includes any interest or equity of any person (including, without prejudice to the generality of the foregoing, any right to acquire, option or right of pre-emption) or any mortgage, charge, pledge, lien or assignment or any other encumbrance, priority or security interest or arrangement of whatsoever nature over or in the relevant property;

     "FINANCIAL STATEMENTS" means the result of the financial due diligence conducted by Grant Thornton in respect of the financial condition of SCM prepared for by the Investors and delivered to the Vendor;

     "FINE POWER" means Fine Power Limited, a company incorporated under the laws of the British Virgin Islands with registration number 687687 and a registered address at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands;

     "FINE POWER SALE SHARES" shall have the meaning provided in Clause 4.1(d);

     "FIRST PAYMENT" means the net amount of US$10,000,000 to be paid as part of the Purchase Price in accordance with Clause 4.2(a);


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     "FIRST PAYMENT DATE" means the date on which the First Payment is made;

     "GOVERNMENTAL ENTITY" means any court, regulatory body, administrative agency or commission or other governmental authority or instrumentality, whether domestic or foreign;

     "GROUP" means, collectively, the members of the Offshore Group and the PRC Group;

     "GROUP STRUCTURE AGREEMENTS" means the contracts, agreements and documents as set out in Schedule B;

     "HING YEE" means Hing Yee Service Limited, a company incorporated under the laws of the British Virgin Islands with registration number 675865 and a registered address at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands;

     "HONG KONG" means the Hong Kong Special Administrative Region of the PRC;

     "HONOUR RISE" means Honour Rise Services Limited, a company incorporated under the laws of the British Virgin Islands with registration number 686228 and a registered address at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands;

     "HONOUR RISE SALE SHARES" shall have the meaning provided in Clause 4.1(a);

     "IMTV" means Inner Mongolia TV Station, an entity established under the laws of the People's Republic of China and an address at No. 55 Xia Hua Da Jie, Hu He Hao Te, Inner Mongolia;

     "INDEMNIFIED PARTY" shall have the meaning provided in Clause 12.4;

     "INDEMNIFYING PARTY" shall have the meaning provided in Clause 12.4;

     "INVESTOR CONTROLLED COMPANIES" shall mean the Company, China Lead, the WFOE and the PRC Company;

     "LICENSED INTELLECTUAL PROPERTY" means any and all license rights granted to SCM in any third party intellectual property or other proprietary or personal rights, including any and all of the following that are licensed to SCM anywhere in the world: (1) trademarks, trade names, service marks and trade dress, and all goodwill associated with trademarks, trade names, service marks and trade dress; (2) patents; (3) mask works; (4) utility models; (5) domain names; (6) copyrights and copyrightable works; (7) databases; (8) graphics; (9) schematics; (10) marketing, sales and user data; (11) technology; (12) trade secrets, including confidential know-how, inventions, specifications and processes; (13) computer software programs of any kind (in both source and object code form); (14) application programming interfaces; (15) protocols; and (16) any renewal, extension, reissue, continuation or division rights, applications and/or registrations for any of the foregoing;


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     "LOAN" means the loan in the amount of US$2,000,000 to be made by XFM to the Company in accordance with Clause 3;

     "LOAN AGREEMENT" means the agreement to be entered into between XFM (as lender), the Company (as borrower) in respect of the Loan;

     "MATERIAL ADVERSE CHANGE" means any event or circumstance that occurs which might reasonably be expected to have a material adverse effect on the prospects, business, operations or financial condition of the Group or SCM taken as a whole or that would materially affect the ability of any of the companies in the Group or any Person who is a party to any of the Group Structure Agreements to perform its material obligations under any of the Group Structure Agreements;

     "NOMINEE 1" means Wan Jun, a PRC national and holder of PRC identity card no. 310107198001034018;

     "NOMINEE 2" means Li Guang Jie, a PRC national and holder of PRC identity card no. 410327770810141;

     "NOMINEES" means, collectively, Nominee 1 and Nominee 2;

     "OFFSHORE GROUP" means, collectively, the Company, China Lead, Fine Power, Hing Yee, Honour Rise, Quality Idea, and Tai Mou;

     "OWNED INTELLECTUAL PROPERTY" means any and all of the following that are owned (including joint ownership) or held by SCM anywhere in the world: (1) trademarks, trade names, service marks and trade dress, and all goodwill associated with trademarks, trade names, service marks and trade dress; (2) patents; (3) mask works; (4) utility models; (5) domain names; (6) copyrights and copyrightable works; (7) databases; (8) graphics; (9) schematics; (10) marketing, sales and user data; (11) technology; (12) trade secrets, including confidential know-how, inventions, specifications and processes; (13) computer software programs of any kind (in both source and object code form); (14) application programming interfaces; (15) protocols; and (16) any renewal, extension, reissue, continuation or division rights, applications and/or registrations for any of the foregoing;

     "PERSON" or "PERSONS" means any natural person, corporation, company, association, partnership, organization, business, firm, joint venture, trust, unincorporated organization or any other entity or organization, and shall include any governmental authority;

     "PRC" means the People's Republic of China;

     "PRC COMPANY" means Shanghai Yuanzhi Advertising Co., Ltd., a company to be established in the PRC, the details of which are set out in Schedule C;

     "PRC COMPANY CONTROLLING DOCUMENTS" means the agreements and documents duly executed or to be executed by and among WFOE, the Nominees and/or the PRC Company in the form and content as set forth in Schedule L;


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     "PRC GROUP" means, collectively, the PRC Company and the WFOE;

     "PREPAYMENT" means the total amount of US$1,500,000 previously paid to SCM by Sino;

     "PURCHASE PRICE" means the amount set out in Clause 4.2;

     "QUALITY IDEA" means Quality Idea Limited, a company incorporated under the laws of the British Virgin Islands with registration number 688392 and a registered address at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands;

     "QUALITY IDEA SALE SHARES" shall have the meaning provided in Clause
     4.1(c);

     "RADIO PRICE" means the amount of US$1,500,000 previously paid to BSG by the Investors through Accord Group;

     "RELATED AGREEMENTS" means the Loan Agreement, the Ancillary Share Agreements, the Group Structure Agreements the PRC Company Controlling Documents and all other agreements contemplated in this Agreement;

     "SALE SHARES" means the Company Shares to be purchased by each of XFM and Sino under this Agreement, as set forth in Schedule A;

     "SCA" means the strategic co-operation agreement executed between SCM and IMTV in December 2003 as supplemented by a supplemental agreement dated 30 November 2005;

     "SCM" means Shanghai Camera Media Investment Co., Ltd., a company incorporated under the laws of the PRC with registration No. 3101052005872 and an address at 3B10, 168 Tianshan Road, Changning District, Shanghai;

     "SCM INTELLECTUAL PROPERTY" means, collectively, the Owned Intellectual Property and the Licensed Intellectual Property;

     "SECOND PAYMENT" means the amount of US$10,000,000 to be paid as part of the Purchase Price in accordance with Clause 4.2 (b);

     "SECOND PAYMENT DATE" means the date on which the Second Payment is made;

     "SUBSIDIARY" means a corporation, partnership, limited liability company, or other entity of which such corporation or entity directly or indirectly owns or controls voting securities or other interests that are sufficient to elect a majority of the Board of Directors or other managers of such corporation, partnership, limited liability company or other entity;

     "TAI MOU" means Tai Mou Services Limited, a company incorporated under the laws of the British Virgin Islands with registration number 675903 and a registered address at


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     P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British
     Virgin Islands;

     "TAI MOU SALE SHARES" shall mean collectively the Tai Mou Sale Shares - XFM and the Tai Mou Sale Shares - Sino;

     "TAI MOU SALE SHARES - SINO" shall have the meaning provided in Clause 4.1(b);

     "TAI MOU SALE SHARES - XFM" shall have the meaning provided in Clause
     4.1(e);

     "US$" and "US DOLLARS" means the lawful currency of the United States of America;

     "VENDOR CONTROLLED COMPANIES" shall mean Fine Power, Hing Yee, Honour Rise, Quality Idea, Tai Mou and SCM;

     "WFOE" means Jia Luo Business Consulting (Shanghai) Co., Ltd., a wholly foreign owned enterprise established in the PRC as a wholly-owned subsidiary of the Company, the details of which are set out in Schedule C;

     "WGQ" means Shanghai Wai Gao Qiao Free Trade Zone Development Co., Ltd.

1.2  Interpretation. In this Agreement:

     (a) the headings are inserted for convenience only and shall not affect the construction of this Agreement;

     (b) references to statutory provisions shall be construed as references to those provisions as amended or re-enacted or as their application is modified by other statutory provisions (whether before or after the date hereof) from time to time and shall include any provisions of which they are re-enactments (whether with or without modification);

     (c) all time and dates in this Agreement shall be Hong Kong time and dates except where otherwise stated;

     (d) unless the context requires otherwise, words incorporating the singular shall include the plural and vice versa and words importing a gender shall include every gender; and

     (e) references herein to Clauses, Recitals and Schedules are to clauses and recitals of and schedules to this Agreement.

1.3 Recitals, Schedules. All Recitals and Schedules form part of this Agreement and shall have the same force and effect as if expressly set out in the body of this Agreement and any reference to this Agreement shall include the Recitals and Schedules.

1.4 Joint Obligations. Warranties, covenants, indemnities or other obligations expressed in this Agreement to be given by more than one party shall be deemed to be given by such parties on a joint and several basis unless otherwise expressly provided for.


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2.   OVERVIEW OF INVESTMENT

2.1 The total investment amount to be invested by the Investors is US$25,000,000 to be made as follows:

          (i) the Prepayment and the Radio Price totalling US$3,000,000 shall be credited as a deposit against the total amount to be invested;

          (ii) the Loan in the amount of US$2,000,000 shall be made in accordance with the terms of Clause 3; and

          (iii) the amount of US$20,000,000 shall be paid by the Investors to the Vendor in accordance with Clause 4.

2.2 For the avoidance of doubt, under no circumstances will the Vendor be liable to repay any of the Prepayment or the Radio Price, whether or not this Agreement is terminated or rescinded.

3.   LOAN

3.1 Loan. Subject to the terms and conditions set out in this Agreement, XFM (relying on the representations, warranties, agreements, covenants, undertakings and indemnities hereinafter referred to) agrees with the Company to provide the Loan to the Company on the following terms and the terms of the Loan Agreement:

     Repayment:   Only with the unanimous agreement of all the shareholders of the Company

     Interest:    0%

     Default: In the event that WGQ does not disburse the full amount of the Loan it receives in accordance with Clause 3.3(f) within 2 working days then the Loan shall become immediately due and repayable.

3.2 Drawdown. The Loan Agreement shall be entered into the day following the Closing Date and the full amount of the Loan shall be transferred to the Company or as the Company directs in accordance with the Loan Agreement by wire transfer immediately following such execution of the Loan Agreement subject to fulfilment or waiver of all the conditions set out in Clause 11 and the other terms and conditions of this Agreement.

3.3 Use of Loan. The Vendor and the Investors agree, covenant and undertake do all things as may be required, and to procure that all Persons under their respective Control (and for the avoidance of doubt, the Nominees shall be deemed to be Controlled by the Investors) to do all such things so that the Loan is disbursed as follows:


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     (a)  the entire amount of the Loan received by the Company shall be paid to
          China Lead for the subscription of 99 shares in China Lead;

     (b) the entire amount of the Loan received by China Lead under Clause 3.3(a) shall be paid to the WFOE as a capital contribution;

     (c) the entire amount of the Loan received by the WFOE under Clause 3.3(b) shall be lent to each of Nominee 1, Nominee 2 and PRC Company as follows:

          i.   a loan in the amount of RMB51,000 to Nominee 1; and

          ii.  a loan in the amount of RMB49,000 to Nominee 2; and

          iii. a loan of the balance of the Loan after deducting the loans under
               (i) and (ii) above to PRC Company;

     (d) the entire amounts of the Loan received by the Nominees shall be paid to the PRC Company, as follows:

          i. RMB51,000 by Nominee 1 as its capital contribution for the PRC Company; and

          ii. RMB49,000 by Nominee 2 as its capital contribution for the PRC Company;

     (e) the entire amount of the Loan received by the PRC Company under Clause 3.3(c)(iii) and 3.3(d) shall be lent by the PRC Company to the WGQ; and

     (f) the entire amount of the Loan proceeds received by the WGQ under Clause 3.3(e) shall be injected into SCM as working capital.

4.   SALE AND PURCHASE OF SALE SHARES

4.1 Sale. Subject to the terms and conditions set out in this Agreement, the Investors (relying on the representations, warranties, agreements, covenants, undertakings and indemnities hereinafter referred to) agree with the Vendor to purchase at Closing, and the Vendor agrees to sell and cause to be sold to the Investors at Closing, direct and indirect interests in the Sale Shares through the acquisition of shares in the following members of the Offshore Group for the Purchase Price with effect from the Closing Date free from all options, liens, charges, pledges, claims, agreements, encumbrances, equities and other third party rights of any nature whatsoever and together with all rights of any nature whatsoever now or hereafter attaching or accruing to them including all rights to any dividends or other distribution declared, paid or made in respect of them after the Closing Date:

     (a) 70 Company Shares ("HONOUR RISE SALE SHARES") representing 14% of the total issued capital of the Company held by Honour Rise (a wholly-owned subsidiary of the Vendor) to XFM for the aggregate purchase price of


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          US$6,257,895 being comprised of payments of US$3,757,895 and
          US$2,500,000 on the First Payment Date and Second Payment Date respectively;

     (b) 45 Company Shares ("TAI MOU SALE SHARES - SINO") representing 9% of the total issued capital of the Company by held by Tai Mou, (a wholly-owned subsidiary of the Vendor) to Sino for the aggregate purchase price of US$2,799,035 being comprised of payments of US$1,191,892 and US$1,607,143 on the First Payment Date and Second Payment Date respectively;

     (c) 60 shares in the capital of Quality Idea (the "QUALITY IDEA SALE SHARES") representing 100% of the total issued capital of Quality Idea which holds 60 Company Shares representing 12% of the total issued capital of the Company held by Hing Yee (a wholly-owned subsidiary of the Vendor) to Sino for the aggregate purchase price of US$3,732,046 being comprised of payments of US$ 1,589,189 and US$2,142,857 on the First Payment Date and Second Payment Date respectively;

     (d) 80 shares in the capital of Fine Power (the "FINE POWER SALE SHARES") representing 100% of the total issued capital of Fine Power which holds 80 Company Shares representing 16% of the total issued capital of the Company by Tai Mou, (a wholly-owned subsidiary of the Vendor) to Sino for the aggregate purchase price of US$4,976,062 being comprised of payments of US$ 2,118,919 and US$2,857,143 on the First Payment Date and Second Payment Date respectively; and

     (e) 25 Company Shares ("TAI MOU SALE SHARES - XFM") representing 5% of the total issued capital of the Company by held by Tai Mou, (a wholly-owned subsidiary of the Vendor) to XFM for the aggregate purchase price of US$2,234,962 being comprised of payments of US$1,342,105 and US$892,857 on the First Payment Date and Second Payment Date respectively.

     The Vendor shall procure that the transfers of shares contemplated under each of the Ancillary Shares Agreements are completed by the parties thereto (except for Sino and XFM) in accordance with their respective terms and the terms of this Agreement. In the event that there is any discrepancy between the terms of the Ancillary Shares Agreements and this Agreement, the terms of this Agreement shall prevail.

4.2 Purchase Price. The aggregate purchase price for the interests in the Sale Shares shall be US$20,000,000 (the "PURCHASE PRICE") payable as follows:

     (a)  US$10,000,000 payable as to US$3,392,857 by XFM and US$6,607,143 by
          Sino by wire transfer (the "FIRST PAYMENT") in accordance with Clause
          4.7 and the applicable Ancillary Share Agreements; and

     (b)  US$10,000,000 payable as to US$3,392,857 by XFM and US$6,607,143 by
          Sino by wire transfer (the "SECOND PAYMENT") in accordance with Clause
          4.8 and the applicable Ancillary Share Agreements.


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4.3  Closing. Subject to confirmation from the Vendor and the Investors that the conditions set out in Clause 11 have been satisfied or if permissible, waived, the purchase and sale of the Sale Shares (the "CLOSING") shall take place on 28 February 2006 at the offices of Richard Wang & Co. at 18th Floor, Union Building, 100 Yanan Road East, Shanghai, PRC, or at such other time and place as the Investors and the Vendor all agree in writing. The date and time of the Closing are herein referred to as the "CLOSING DATE". The Investors shall not be obliged to make the Loan or purchase the Sale Shares unless all the conditions set forth in Clause 11 are fulfilled or waived by the Investors. Without prejudice to any other remedies available to the Investors, the Investors may defer Closing until all conditions set forth in Clause 11 are fulfilled or waived.

4.4  The Vendor's Closing Obligations. Upon Closing the Vendor shall:

     (a)  deliver or procure to be delivered to each Investor:

          (i)  the following documents in respect of the Company Sale Shares:

               (A) duly completed and signed transfers of the applicable Company Sale Shares by the registered holders thereof in favour of the Investor or as it may direct together with the share certificates representing the applicable Sale Shares;

               (B) all powers of attorney or other authorities under which the transfers of the applicable Sale Shares have been executed;

               (C) such waivers or consents as the Investor may require enabling the Investor or its nominee(s) to be registered as the holders of the applicable Sale Shares;

               (D) such other documents as may be required to give to the Investor good title to the applicable Sale Shares and to enable the Investor or its nominees to become the registered holders thereof;

               (E) certified copy of the updated register of members of the Company;

          (ii) the following documents in respect of the Quality Idea Sale
               Shares:

               (A) duly completed and signed transfers of the applicable Quality Idea Sale Shares by the registered holders thereof in favour of Sino or as it may direct together with the share certificates representing the applicable Quality Idea Sale Shares;

               (B) all powers of attorney or other authorities under which the transfers of the applicable Quality Idea Sale Shares have been executed;


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

               (C) such waivers or consents as the Investor may require enabling Sino or its nominee(s) to be registered as the holders of the applicable Quality Idea Sale Shares;

               (D) such other documents as may be required to give to Sino good title to the applicable Quality Idea Sale Shares and to enable Sino or its nominees to become the registered holders thereof;

          (iii) the following documents in respect of the Fine Power Sale
               Shares:

               (A) duly completed and signed transfers of the applicable Fine Power Sale Shares by the registered holders thereof in favour of Sino or as it may direct together with the share certificates representing the applicable Fine Power Sale Shares;

               (B) all powers of attorney or other authorities under which the transfers of the applicable Fine Power Sale Shares have been executed;

               (C) such waivers or consents as the Investor may require enabling Sino or its nominee(s) to be registered as the holders of the applicable Fine Power Sale Shares;

               (D) such other documents as may be required to give to Sino good title to the applicable Fine Power Sale Shares and to enable Sino or its nominees to become the registered holders thereof;

          (iv) written confirmation that the Vendor is not aware of any matter or thing which is in breach of or inconsistent with any of the representations, warranties and undertakings herein contained;

          (v)  all books and records of Quality Idea and Fine Power; and

          (vi) such other papers and documents as the Investor may reasonably require;

     (b) cause a board meeting of the Company to be held at which the Directors shall approve the transfers to the Investors or its nominee(s) and their registration as members of the Company in respect of applicable number of Company Sale Shares;

     (c) cause a board meeting of Honour Rise to be held at which the directors of Honour Rise shall approve the transfers of the Honour Rise Sale Shares to XFM or its nominee(s);

     (d) cause a board meeting of Hing Yee to be held at which the directors of Hing Yee shall approve the transfers of the Quality Idea Sale Shares to Sino or its nominee(s);

     (e) cause a board meeting of Quality Idea to be held at which the directors of Quality Idea shall approve the transfer of the Quality Idea Sale Shares to Sino and its registration as members of Quality Idea in respect of the Quality Idea Sale Shares;

     (f) cause a board meeting of Tai Mou to be held at which the directors of Tai Mou shall approve the transfers of the Tai Mou Sale Shares and the Fine Power Sale Shares to Sino and XFM as appropriate or their nominee(s);

     (g) cause a board meeting of Fine Power to be held at which the directors of Fine Power shall approve the transfer of the Fine Power Sale Shares to Sino and its registration as members of Fine Power in respect of the Fine Power Sale Shares;

     (h) cause to appoint such persons as the Investors may nominate to be validly appointed as directors of Fine Power and such other person acting as director of Fine Power to resign as director prior to or at Closing;

     (i) cause to appoint such persons as the Investors may nominate to be validly appointed as directors of Quality Idea and such other person acting as director of Quality Idea to resign as director prior to or at Closing;

     (j) cause to appoint such persons as the Investors may nominate to be validly appointed as additional directors and management team of SCM;

     (k) deliver to the Investors the following agreements (the "CLOSING DELIVERABLE AGREEMENTS"):

          (i) the duly executed counterparts of the Ancillary Share Agreements dated the Closing Date; and

          (ii) the duly executed Group Structure Agreements (except for the loan agreement between WGQ and PRC Company, and the share pledge agreement between WGQ and PRC Company).

          by the Vendor or Persons under the Control of the Vendor.

4.5 The Investors' Closing Obligations. Upon Closing, or in the case of Clause 4.5(c), on the day following the Closing Date, each Investor (as applicable) shall:

     (a) deliver to the Vendor or such other party as the Vendor directs in accordance with this Agreement the Loan Agreement and Ancillary Share Agreements duly executed by the Investors;

     (b) pay the amount of the First Payment by wire transfer according to Ancillary Share Agreements;

     (c) pay the amount of the Loan by wire transfer according to the Loan Agreement;

     (d) cause to appoint such persons as the Vendor may nominate to be validly appointed as additional directors and management of China Lead;

     (e) cause to appoint such persons as the Vendor may nominate to be validly appointed as additional directors and management of the WFOE;

     (f) cause to appoint such persons as the Vendor may nominate to be validly appointed as additional directors and management of the PRC Company;

     (g) deliver to the Vendor or such other party as the Vendor directs in accordance with this Agreement the counterparts of Group Structure Agreements and PRC Company Controlling Documents duly executed by Investor or Investor Controlled Companies or the Nominees, provided that if the PRC Company has not yet been incorporated before Closing and therefore any of such agreement can not be executed and delivered on Closing Date, then Investors shall procure the PRC company and the Nominees to execute and deliver such documents as soon as practicable after PRC company has been incorporated and in any event within 5 business Days of its incorporation; and

     (h) perform the closing obligation with respect to Accord Group Share under Clause 5.2.

4.6 Payment of Second Payment. The Investors shall pay to the Vendor the Second Payment on the earlier of 31 October, 2006 and the closing date of any subsequent financing for the Company in accordance with the terms of this Agreement and the applicable Ancillary Share Agreements. If the conditions set out in Clause 11.2 have been met and the Investors default in making the Second Payment when due, or the conditions set out in Clause 11.2 has not been satisfied before Second Payment Date due to Investors or Investor Controlled Companies or the Nominee, and Investors fail to make the Second Payment within 2 days after written notice from the Vendor of such default then the Investors and Vendor shall do, and shall procure all Persons under their respective Control to transfer from the Investors to the Vendor or its nominee such number of Shares as represents the part of the total investment amount of US$25,000,000 not paid on a pro-rata basis at nil consideration.

4.7  Deferral of Closing.

     (a) Without prejudice to any other remedies available to the Investors, if any provision of Clause 4.4 has not been complied by the Vendor on the Closing Date (except if Vendor's failure to comply is caused by Investors, any member of the Investor Controlled Companies or the Nominees), the Investors may:

          (i) proceed to Closing so far as practicable (without prejudice to its rights hereunder); or

          (ii) rescind its obligations to make the Loan and purchase the interests in the Sale Shares under this Agreement without prejudice to any other remedy and without incurring any liability to the Vendor or the Company.

     (b) Without prejudice to any other remedies available to the Vendor, if any provision of Clause 4.5 has not been complied by the Investors on the Closing Date (except if the Investors' failure to comply is caused by Vendor or any member of the Vendor Controlled Companies), the Vendor may:

          (i) proceed to Closing so far as practicable (without prejudice to its rights hereunder); or

          (ii) rescind its obligations to transfer the interests in the Sale Shares under this Agreement and rescind any agreement entered into by WGQ and/or SCM on the one part and any member of the Group on the other part without prejudice to any other remedy and without incurring any liability to the Investors or other members of the Group.

4.8 Further Covenants. The Vendor hereby irrevocably undertake to the Investors to sign or procure the due execution of all such further documents required to be signed by the Vendor or members of the Group Controlled by the Vendor as are necessary to vest in the Investors and the Group all such property and rights as are intended to be vested in them by or pursuant to this Agreement and the Group Structure Agreements. The relevant expenses shall be borne by the relevant signing parties. Investors hereby irrevocably undertake to the Vendor to sign and to procure the due execution of all such further documents required to be signed by the Investors or any member of the Group Controlled by the Investors as are necessary to vest in the Group all such property and rights as are intended to be vested in the Group by or pursuant to this Agreement and the Group Structure Agreements. The relevant expenses shall be borne by the relevant signing parties.

4.9 Prepayment. The Vendor hereby acknowledges that Sino paid the Prepayment to SCM prior to the execution of this Agreement.

4.10 Board of Directors. Each of the parties hereto shall do and shall procure to be done all actions necessary to ensure that the Board and the board of directors of each Subsidiary of the Company shall be comprised of 5 Directors, three of which shall be nominated by the Investors and 2 of which shall be nominated by the Vendor.

4.11 Limitation on Transfer of Shares. None of the parties to this Agreement shall sell, give, assign, hypothecate, pledge, encumber, grant a security interest in or otherwise dispose of (whether by operation of law or otherwise) (each a "TRANSFER") any Shares or any right, title or interest therein or thereto, except to an Affiliate of such party or in connection with fundraising activities of the Investors and in accordance with the memorandum and articles of association of the Company and any attempt to transfer any Shares or any rights thereunder in violation of the preceding sentence shall be null and void ab initio.

5 TRANSFER OF THE ACCORD GROUP SHARES AND REPRESENTATIONS AND WARRANTIES IN RESPECT OF ACCORD GROUP

5.1 Transfer of the Accord Group Shares. In consideration of the Vendor entering into this Agreement and procuring the Vendor Controlled Companies to enter into the Related Agreements, the Investors agree to procure the shareholders of Accord Group to transfer to Honour Rise such number of shares in Accord Group representing 20% of total issued capital of the Accord Group (the "ACCORD GROUP SHARES") at nil consideration on or before Closing Date.

5.2 The Investors' obligations with respect to Accord Group Shares on Closing Date are as follows:

     (a) deliver or procure to be delivered the following documents in respect of the Accord Group Shares:

          (A) duly completed and signed transfers of the Accord Group Shares by the registered holders thereof in favour of the Honour Rise or as it may direct together with the share certificates representing the applicable Sale Shares;

          (B) all powers of attorney or other authorities under which the transfers of the Accord Group Shares have been executed;

          (C) such waivers or consents as the Honour Rise may require enabling Honour Rise or its nominee(s) to be registered as the holders of the applicable Sale Shares;

          (D) such other documents as may be required to give to the Honour Rise good title to the applicable Sale Shares and to enable the Honour Rise or its nominees to become the registered holders thereof;

          (E) certified copy of the updated register of members of the Accord Group;

     (b) cause a broad meeting of the Accord Group to be held at which the directors shall approve the transfers to Honour Rise or its nominee(s) and their registration as members of the Accord Group in respect of applicable member of Accord Group.

5.3  Representations, warranties and covenants in respect of Accord Group

     The Investors represent, warrant and covenant to the Vendor that:

     (a) Accord Group and relevant parties have entered into a series agreements and documents ("ACCORD GROUP STRUCTURE AGREEMENTS"), pursuant to which (i) Accord Group are able to exert effective Control over BSG (including its Subsidiaries), (ii) a substantial portion of economic benefits of BSG (including its Subsidiaries) will be transferred to Accord Group; (iii) Accord

          Group (or its 100% wholly-owned subsidiaries) has an exclusive option to purchase all equity interests in BSG when and to the extent permitted by PRC law and

     (b) without Vendor's prior written consent, Accord Group Structure Agreement shall not have been revised in any material respects.

6.   TRANSFER OF BENEFITS NOT INDICATED IN FINANCIAL STATEMENTS

6.1 The Investors agree and undertake to procure to be transferred to the Vendor or its nominee all accounts receivable or other benefits of SCM whenever collected in respect of work done, services provided or actions completed prior to Closing that are not disclosed in the Financial Statements. Such transfer shall be done as soon as practicable after such amounts or benefits are collected by SCM from time to time. The Investors shall procure that all reasonable commercial steps are taken to recover any such amounts.

6.2 The benefit of all accounts receivable and any other benefits whatsoever or howsoever arising from after services provided or actions completed by SCM after Closing shall be solely for the benefit of SCM irrespective of whether they were disclosed in the Financial Statements.

7. REPRESENTATIONS, WARRANTIES AND COVENANTS IN RESPECT OF THE VENDOR CONTROLLED COMPANIES

     Save as set out in the Disclosure Letter, the Vendor represent and warrant to each of the Investors that the following statements are true and correct as of the date of this Agreement:

7.1 The Offshore Group. In respect of each of the Vendor Controlled Companies (excluding SCM):

     (a) Organization, Standing, and Power. It is a company duly organized, validly existing, and in good standing under the laws of incorporation, has all requisite corporate power and authority to carry on its businesses, and is duly qualified and in good standing to do business in each jurisdiction in which it conducts business. It has made available to the Investors complete and correct copies of its articles of incorporation, bylaws, registers and/or other organizational documents ("OFFSHORE CHARTER DOCUMENTS") of it, in each case, as amended to the date hereof.

     (b) Corporate Records. Its minute books and corporate records, complete and correct copies of which have been made available to the Investors, contain correct and complete records of all proceedings and actions taken at all meetings of, or effected by written consent of, its shareholders and its board of directors, and all original issuances and subsequent transfers, repurchases, and cancellations of its shares.

     (c)  Capital Structure.

          (i) Immediately prior to and following Closing its issued share capital will be as set out in Schedule C and D respectively.

          (ii) There are no options, warrants, calls, conversion rights, commitments, agreements, contracts, restrictions, or rights of any character to which it is a party or by which it may be bound obligating company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares, or obligating it to grant, extend or enter into any such option, warrant, call, conversion right, commitment, agreement, contract, understanding, restriction, arrangement or right. It does not have outstanding any bonds, debentures, notes or other indebtedness.

     (d) Subsidiaries. It does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity, and is not a participant in any joint venture, partnership, or similar arrangement, except as set out in Schedule C. Its particulars as set out in Schedule C are true and accurate in all respects and the percentage of its share capital shown therein as owned or controlled by it is beneficially owned and clear of all Encumbrances. There is no agreement or arrangement in force which calls for the present or future issue or sale of, or grant to any person the right (whether conditional or otherwise) to call for the issue, sale or transfer of any of its share or loan capital (including any of its option, notes, warrants or other securities or rights convertible or ultimately convertible into shares or equity interests).

     (e) Authority. The execution, delivery, and performance of all Related Agreements to be entered into by it have been duly authorized by all necessary action of its board. Certified copies of the resolutions adopted by its board approving the Related Agreements and transactions contemplated hereby and thereby have been provided to the Investors.

     (f) Execution. It has duly and validly executed and delivered the Related Agreements, and the Related Agreements constitute valid, binding, and enforceable obligations of it in accordance with their terms, except to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding at law or in equity.

     (g) Compliance with Laws and Other Instruments. It holds, and at all times has held all licenses, permits, and authorizations from all governmental entities necessary for the lawful conduct of its business pursuant to all applicable statutes, laws, ordinances, rules, and regulations of all such authorities having jurisdiction over it or any part of its operations. There are no violations or claimed violations of any such license, permit, or authorization, or any such statute, law, ordinance, rule or regulation.

     (h) Corporate Governance. Neither the execution and delivery of and Related Agreements nor the performance by it of its obligations under the Related Agreements will (i) conflict with or result in any breach of its Offshore Charter Documents; (ii) require any Consent, (iii) conflict with, result in a breach or default of, or give rise to any right of termination, cancellation or acceleration or result in the creation of any lien, charge, encumbrance, or restriction upon any of the properties or assets of it or its shares under, any law, statute, rule, regulation, judgment, decree, order, government permit, license or order or any mortgage, indenture, note, license, trust, agreement or other agreement, instrument or obligation to which it is a party.

     (i) No Liabilities and No Business Activities. Save as contemplated under this Agreement, the Loan Agreement and the Ancillary Share Agreements, it has no liabilities of any nature howsoever arising, is not involved in any litigation whether as plaintiff or defendant, has no assets and is not carrying on any business of any nature.

     (j) No Contracts. Save as contemplated under this Agreement, the Loan Agreement and the Ancillary Share Agreements, it has not entered into any agreement, contract, legal arrangement or documentation of any type or nature.

7.2  SCM. In respect of SCM:

     (a) Organization, Standing, and Power. SCM is a company duly organized, validly existing, and in good standing under the laws of the PRC, have all requisite corporate power and authority to carry on its businesses, and is duly qualified and in good standing to do business in each jurisdiction in which it conducts business. SCM has made available to the Investors complete and correct copies of the SCM's articles of incorporation ("SCM CHARTER DOCUMENTS"), in each case, as amended to the date hereof.

     (b) Corporate Records. The complete and correct copies of the minute books and corporate records of SCM which has been filled with Shanghai Industry and Commerce Bureau Changning Branch have been made available to the Investors and are materially complete, correct and accurate.

     (c)  Capital Structure.

          (i) Immediately prior to Closing the capital structure of SCM shall be as set out in Schedule C and, specifically, SCM is a wholly-owned subsidiary of the WGQ where Shanghai Waigaoqiao (Group) Limited holds 10% of the equity interest in SCM on trust for the WGQ.

          (ii) There are no options, warrants, calls, conversion rights, commitments, agreements, contracts, restrictions, or rights of any character to which SCM or WGQ is a party or by which SCM may be bound obligating to issue, deliver or sell, or cause to be issued, delivered or sold, additional equity interest, or obligating SCM to grant, extend or enter into any such option, warrant, call, conversion right, commitment, agreement, contract, understanding, restriction, arrangement or right. SCM has outstanding any bonds, debentures, notes or other indebtedness.

          (iii) WGQ is the sole owner of all interests in and to SCM free and clear of all Encumbrances and, except any rights in favour of the Investors, the WFOE or the PRC Company created in this Agreement and the Related Agreements, no other party has any rights, now existing or contingent, whether or not exercised or claimed and whether or not by exercise of the power of any Governmental Entity, to any interest in SCM.

     (d) Subsidiaries. SCM does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity, and is not a participant in any joint venture, partnership, or similar arrangement, except as set out in Schedule C. The particulars of SCM set out in Schedule C are true and accurate in all respects and the percentage of the equity interest shown therein as owned or controlled by any party is beneficially owned free from any Encumbrance, save as contained in the Group Structure Agreements. Save as expressly provided in the Group Structure Agreements, there is no agreement or arrangement in force which calls for the present or future issue or sale of, or grant to any person the right (whether conditional or otherwise) to call for the issue, sale or transfer of any share or loan capital of SCM (including any option, notes, warrants or other securities or rights convertible or ultimately convertible into shares or equity interests in SCM).

     (e) Compliance with Laws and Other Instruments. SCM holds all material licenses, permits, and authorizations from all governmental entities necessary for the lawful conduct of its business pursuant to all applicable statutes, laws, ordinances, rules, and regulations of all such authorities having jurisdiction over it or any part of its operations including without limitation the Radio and TV Program Production and Operation Permit, issued by the Shanghai Administration of Culture, Radio, Film and TV numbered Hu Zi No. 062 with a scope of operation limited to the production and distribution of TV programs and for a term from August 1, 2005 to July 31, 2007 or the failure to obtain such licenses shall have a Material Adverse Change on the business or assets of SCM.

     (f) Corporate Governance. Neither the execution and delivery of Related Agreements nor the performance by SCM of its obligations under the Related Agreements will (i) conflict with or result in any breach of the SCM Charter Documents; (ii) require any Consent by any Governmental Entity, (iii) conflict with, result in a breach or default of, or give rise to any right of termination, cancellation or acceleration or result in the creation of any lien, charge, encumbrance, or restriction upon any of the properties or assets of SCM or equity interest in SCM under any law, statute, rule, regulation, judgment, decree, order, government permit, license or order or any mortgage, indenture, note, license, trust, agreement or other agreement, instrument or obligation to which a SCM is a party.

     (g)  Technology and Intellectual Property Rights.

          (i) Schedule E contains a list of SCM Intellectual Property which includes the following:

               (A) all patents, domain names, trademarks, trade names, trade dress and service marks, and any applications and registrations for any of the foregoing, that is included in the Owned Intellectual Property;

               (B) all registered copyrights, and applications for registered copyrights for any Owned Intellectual Property;

               (C) all material products and services that currently are published and/or offered by SCM, or that are currently under development by SCM and scheduled to be commercially released or offered within six (6) months of the Closing Date;

               (D) all material licenses and sublicenses of Owned Intellectual Property;

               (E) all Licensed Intellectual Property (other than license agreements for standard "shrink wrapped, off the shelf," commercially available, third party products used by SCM) and any sublicenses thereto; and

               (F) any material obligation of exclusivity, non-competition, non-solicitation, first negotiation or "most favoured nation" or "equally favoured nation" (e.g., obligating SCM to provide terms as favourable or more favourable as granted to others) to which SCM is subject under any agreement that does not fall within the ambit of (D) or (E) in this paragraph.

          (ii) SCM owns or has the right to use all SCM Intellectual Property used or held for use in the conduct of its business without any conflict with the rights of others. All products and technology that have been or currently are published and/or offered by SCM or are under development by SCM, and all products and/or technology underlying any and all services that have been or currently are offered by SCM or are under development by SCM is either: (1) owned by such SCM, (2) in the public domain, or (3) rightfully used by the SCM pursuant to a valid written license or other agreement.

          (iii) SCM is not, as a result of the execution or delivery of the Group Structure Agreements, nor performance of SCM's obligations under the Group Structure Agreements will SCM be in violation of any license, sublicense or other agreement relating to the SCM Intellectual Property or of any non-disclosure agreement to which SCM is a party or otherwise bound.

          (iv) SCM is not obligated to provide any financial consideration or other consideration to any third party, nor is any third party otherwise entitled to any financial consideration or other consideration, with respect to any exercise of rights by SCM or its successors in the SCM Intellectual Property.

          (v) SCM's use, reproduction, modification, distribution, licensing, sublicensing, sale, or any other exercise of rights in any Owned Intellectual Property by SCM or its licensees does not infringe, misappropriate or violate any copyright, patent, trade secret, trademark, service mark, trade name, firm name, logo, trade dress, database right, moral rights, rights to use likeness, other intellectual property rights, right of privacy, right of publicity or right in personal or other data of any person. Further, the use, reproduction, modification, distribution, licensing, sublicensing, sale, or any other exercise of rights in any Licensed Intellectual Property or any other authorized exercise of rights in or to Licensed Intellectual Property by SCM or their licensees does not infringe, misappropriate or violate any copyright, patent, trade secret, trademark, service mark, trade name, firm name, logo, trade dress, moral right, database right, other intellectual property right, right of privacy, right of publicity or right in personal or other data of any person. Further, the distribution, licensing, sublicensing, sale, or other provision of products and services by SCM or its resellers or licensees does not infringe, misappropriate or violate any copyright, patent, trade secret, trademark, service mark, trade name, firm name, logo, trade dress, moral right, database right, other intellectual property right, right of privacy, right of publicity or right in personal or other data of any person.

          (vi) No action, suit or proceeding (i) challenging the validity, enforceability, or ownership by SCM of any of Owned Intellectual Property or (ii) to the effect that the use, reproduction, modification, manufacturing, distribution, licensing, sublicensing, sale or any other exercise of rights in any Owned Intellectual Property by SCM or its licensees infringes, misappropriate or violates any intellectual property or other proprietary or personal right of any person is pending or is threatened by any person. Further, no claim to the effect that the distribution, licensing, sublicensing, sale or other provision of products and services by SCM or its resellers or licensees infringes, misappropriates or violates any intellectual property or other proprietary or personal right of any person is pending or, to the knowledge of WGQ and the Vendor, is threatened by any person. There is no unauthorized use, infringement or misappropriation of any of Owned Intellectual Property by any third party, employee or former employee to the best knowledge of the Vendor.

          (vii) No other party has any security interests in any SCM Intellectual Property.

          (viii) SCM has secured from all parties who have created any portion of, or otherwise have any rights in or to, Owned Intellectual Property, other than employees of SCM whose work product was created by them entirely within the scope of their employment by SCM and constitutes work made for hire owned by SCM, valid written assignments or licenses of any such work or other rights to SCM that are enforceable by SCM and has made available true and complete copies of such assignments or licenses to the Investors.

          (ix) SCM owns all right, title and interest in and to all data SCM collect from or discloses about users of its products and services. SCM's practices regarding the collection and use of consumer personal information are in accordance in all respects with applicable laws and regulations of all jurisdictions in which SCM operates.

          (x) No officer, director, stockholder or employee of SCM, nor any spouse, or relative thereof, owns directly or indirectly, in whole or in part, any SCM Intellectual Property.

     (h) Financial Statements. There are no liabilities, claims or obligations of any nature in excess of US$5,000, whether absolute, contingent, anticipated or otherwise, whether due or to become due, that are not shown in the Financial Statements.

     (i) Accounts Receivable. All of the accounts receivable shown on in the Financial Statements as of the Closing Date will have arisen out of bona fide transactions of SCM in the ordinary course of business and have been collected or are good and collectible in the aggregate recorded amounts thereof (less the allowance for doubtful accounts also appearing in such Financial Statements and net of returns and payment discounts allowable by SCM's policies) and can reasonably be anticipated to be paid in full without outside collection efforts within ninety (90) days of the due date.

     (j)  Taxes.

          (i) SCM has timely filed (or caused to be filed) all tax returns ("RETURNS") required to be filed by it. All taxes required to be paid (whether or not shown on any Return) in respect of the periods covered by such Returns ("RETURN PERIODS") have been paid or fully accrued up until Closing. SCM has not requested or been granted any extension of time to file any Return. The Vendor has made available to the Investors true and correct copies of all Returns, and all material correspondence with any taxing authority.

          (ii) No deficiencies or adjustments for any tax of SCM has been claimed, proposed or assessed or threatened in writing and not paid. There is currently no claim outstanding by an authority in a jurisdiction where SCM does not file Returns that SCM is or may be subject to taxation by that jurisdiction. SCM is not subject to any pending or threatened tax audit or examination. SCM has not entered into any agreements, waivers or other arrangements in respect of the statute of limitations in respect of its taxes or Returns.

          (iii) For the purposes of this Agreement, the terms "tax" and "taxes" shall include all taxes, assessments, duties, tariffs, registration fees, and other governmental charges in the nature of taxes including, all income, franchise, property, production, sales, use, payroll, license, windfall profits, value added, severance, withholding, excise, gross receipts and other taxes, as well as any interest, additions or penalties relating thereto and any interest in respect of such additions or penalties.

          (iv) There are no liens for taxes upon the assets of SCM except for taxes that are not yet payable. SCM has withheld all taxes required to be withheld in respect of wages, salaries and other payments to all employees, officers and directors and any taxes required to be withheld from any other person and has timely paid all such amounts withheld to the proper taxing authority.

     (k) Absence of Certain Changes and Events. Since the date of the Financial Statements, there has not been:

          (i) Any transaction involving more than US$1,000 entered into by SCM other than in the ordinary course of business;

          (ii) Any declaration, payment, or setting aside of any dividend or other distribution to or for any of the holders of any equity interest;

          (iii) Any termination, modification, or rescission of, or waiver by SCM of rights under, any contract having or reasonably likely to have a Material Adverse Change on the business of SCM;

          (iv) Any discharge or satisfaction by SCM of any lien or encumbrance, or any payment of any obligation or liability (absolute or contingent) other than liabilities shown on the Financial Statements and liabilities incurred since the date of the Financial Statements in the ordinary course of business;

          (v) Any mortgage, pledge, imposition of any security interest, claim, encumbrance, or other restriction created on any of the assets, tangible or intangible, of SCM having or reasonably likely to have a Material Adverse Change on the business of SCM;

          (vi) Any settlement amount of any claim, dispute, suit, proceeding or investigation regarding SCM; or

          (vii) Any event or condition resulting in a Material Adverse Change on the business of SCM.

     (l) Leases in Effect; Real Estate. All real property leases and subleases to which any SCM is a party and any amendments or modifications thereof are listed in Schedule F (each a "LEASE" and, collectively, the "LEASES"). SCM has a valid leasehold interest under such Leases. There are no existing defaults, and SCM has not received or given any written notice of default or claimed default with respect to any Lease and there is no event that with notice or lapse of time, or both, would constitute a default thereunder. All real property occupied by SCM is subject to a written lease. SCM holds no interest in real property other than the Leases.

     (m) Personal Property. SCM has valid title, free and clear of all title defects, security interests, pledges, options, claims, liens, and encumbrances of any nature whatsoever to all inventory, receivables, furniture, machinery, equipment, and other personal property, tangible or otherwise, reflected on the Financial Statements, except for acquisitions and dispositions since the date of the Financial Statements in the ordinary course of business and not exceeding US$1,000.

     (n) Litigation and Other Proceedings. Save as set out in the Disclosure Letter and as would not have a Material Adverse Change on the business or assets of SCM, none of SCM nor any of its past or present officers, directors, or employees, is a party to any pending or, threatened action, suit, labour dispute (including any union representation proceeding), proceeding, investigation, or discrimination claim in or by any court or governmental board, commission, agency, department, or officer, or any arbitrator, arising from the actions or omissions of SCM or affecting any properties, assets or capital of SCM, nor is there any reasonable basis for any such action, suit, labour dispute, proceeding, investigation or discrimination claim, or, in the case of an individual, from acts in his or her capacity as an officer, director, employee, agent or contractor of SCM. SCM is not a named party to any order, writ, judgment, decree, or injunction.

     (o) No Defaults. SCM is and has not received written notice that it would be with the passage of time, in default or violation of any term, condition, or provision of (i) its SCM Charter Documents; (ii) any judgment, decree, or order to which SCM is a named party; or (iii) any loan or credit agreement, note, bond, mortgage, indenture, contract, agreement, lease, license, or other instrument to which SCM is now a party or by which it or any of its properties or assets is bound, except for defaults and violations which have been cured or, individually or in the aggregate, would not have a Material Adverse Change on the business of SCM.

     (p) Major Contracts. Except for the agreements set out in Schedule G (the "SCM MATERIAL CONTRACTS" SCM is not a party to or bound by:

          (i) Any employment contract or arrangement providing for annual salary in excess of $30,000 with any officer or employee or with any consultant or director providing for annual compensation in excess of $30,000;

          (ii) Any plan or contract or arrangement, written or oral, providing for bonuses, pensions, deferred compensation, retirement payments, profit-sharing, severance, acceleration of vesting of benefits, payments upon change of control events, or the like;

          (iii) Any joint venture contract or arrangement or any other agreement that has involved or is expected to involve a sharing of profits;

          (iv) Reseller or distribution agreement, volume purchase agreement, corporate end user sales or service agreement, reproduction or replication agreement or manufacturing agreement in which the amount involved exceeds annually, $50,000 or pursuant to which SCM has granted or received manufacturing rights, most favoured nation pricing provisions, or exclusive marketing, reproduction, publishing or distribution rights related to any product, group of products or territory;

          (v) Any agreement, franchise, or indenture where the amount of consideration payable thereunder is greater than $50,000 in any year during the term of such agreement, franchise or indenture and which has not been terminated or performed in its entirety and not renewed which may be, by its terms, terminated, impaired, or adversely affected by reason of the execution of this Agreement and the Related Agreements, Closing, or the consummation of the transactions contemplated;

          (vi) Any license, permit, or authorization which has not been terminated or performed in its entirety and not renewed which may be, by its terms, terminated, impaired, or adversely affected by reason of the execution of this Agreement and the Related Agreements, the Closing or the consummation of the transactions contemplated;

          (vii) Except for trade indebtedness incurred in the ordinary course of business, any instrument evidencing or related in any way to indebtedness incurred in the acquisition of companies or other entities or indebtedness for borrowed money by way of direct loan, sale of debt securities, purchase money obligation, conditional sale, guarantee, or otherwise which individually is in the amount of $5,000 or more; or

          (viii) Any contract containing covenants purporting to limit SCM's freedom to compete in any line of business in any geographic area.

               All SCM Material Contracts are valid and in full force and effect and SCM has not, nor has any other party thereto, breached any material provisions of, or entered into default in any material respect under the terms thereof other than such beaches or defaults that have been cured or that would not cause a Material Adverse Change to the assets or business of SCM. The

          Vendor has made available to the Investors a copy of each SCM Material Contract specified in Schedule G together with all amendments, material written waivers or other material written changes thereto.

     (q) Assets. SCM has legal and beneficial ownership of all assets owned, possessed or used by SCM as indicated in the Financial Statements free and clear of any Encumbrances. No other Person owns any such property and assets which are being used by SCM except for the Leased Property and personal property leased by SCM pursuant to the SCM Material Contracts.

     (r) Business. The SCA is in full force and effect and there exists no breach, default or non-compliance thereunder by any party and IMTV has not alleged any default on the part of SCM and has not notified SCM or the Vendor of any intention to terminate the SCA. To the best knowledge of the Vendor, Schedule H contains all of the landing rights agreements to which IMTV is a party and through which SCM will have exclusive access to the markets referred to in them, all of which agreements are in full force and effect and unamended, except for certain landing rights agreements which have been amended or terminated without any material adverse effect on the business of SCM.

     (s) Material Relations. None of the parties to any of the SCM Material Contracts have terminated or in any way expressed to SCM any intent to reduce the amount of or terminate its business with SCM in the future.

     (t) Insurance and Banking Facilities. Schedule I contains a complete and correct list of (i) all contracts of insurance or indemnity of SCM in force at the date of this Agreement (including name of insurer or indemnitor, agent, annual premium, coverage, deductible amounts, and expiration date) and (ii) the names and locations of all banks in which SCM has accounts or safe deposit boxes, the designation of each such account and safe deposit box, and the names of all persons authorized to draw on or have access to each such account and safe deposit box. All premiums and other payments due from SCM with respect to any such contracts of insurance or indemnity have been paid, and there are no act, or failures to act that has or might cause any such contract to be cancelled or terminated. All known claims for insurance or indemnity have been presented.

     (u) Employees. SCM has no written or oral contract of employment or other employment agreement with any of its employees (including any contracts relating to the temporary use or loaning of employees) that are not terminable at will by SCM without payment of severance or termination payments or benefits. Except as would not have a Material Adverse Change on the business or assets of SCM, SCM is not a party to any pending or threatened labour dispute concerning SCM's business or employment practices or the subject of any organizing drive, labour grievance or petition to certify a labour union. SCM has complied with all applicable laws, treaties, ordinances, rules, and regulations and requirements relating to the employment of labour. Except as would not have a Material Adverse Change on the business or assets of SCM, there are no claims pending or to the best of the knowledge of the Vendor, threatened to be brought against SCM, in any court or administrative agency by any former or current SCM employees. SCM has made all required contributions under the laws of the PRC in respect of wages, salaries and other payments to all employees, officers and directors and has timely paid all such amounts to the proper PRC authority except as would not have a Material Adverse Change on the business or assets of SCM.

     (v) Certain Agreements. Neither the execution and delivery of this Agreement and the Related Agreements nor the performance of its obligations contained in them will: (i) result in any payment by SCM (including severance, unemployment compensation, parachute payment, bonus or otherwise) becoming due to any director, employee, or independent contractor of SCM under any employee benefit plan, agreement, or otherwise, (ii) increase any benefits otherwise payable under any employee benefit plan or agreement, or (iii) result in the acceleration of the time of payment or vesting of any such benefits.

     (w) Guarantees and Suretyships. SCM has no powers of attorney outstanding and SCM has no obligations or liabilities (absolute or contingent) as guarantor, surety, co-signer, endorser, co-maker, or otherwise respecting the obligations or liabilities of any person, corporation, partnership, joint venture, association, organization, or other entity other than as an endorser of negotiable instruments in the ordinary course of business.

     (x) Absence of Questionable Payments. None of SCM nor any of its respective Affiliates, directors, officers, agents, employees or other persons acting on its behalf, has used any corporate or other funds for unlawful contributions, payments, gifts, or entertainment, or made any unlawful expenditures relating to political activity to government officials or others or established or maintained any unlawful or unrecorded funds. None of SCM nor any of its respective Affiliates, directors, officers, agents, employees or other persons acting on their behalf, has accepted or received any unlawful contributions, payments, gifts, or expenditures.

7.3  General

     (a) The Group Structure Agreements. In respect of the parties or persons under the Control of the Vendor (i) Each of the Group Structure Agreements has been duly executed by the parties thereto, are in full force and effect and constitutes the valid and legally binding obligation of the parties thereto, enforceable in accordance with its terms, except (1) as limited by applicable bankruptcy, insolvency, reorganisation, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (2) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable principles; and (3) save as disclosed otherwise in the Disclosure Letter. (ii) The execution, delivery and performance of each of the Group Structure Agreements by the parties thereto do not conflict with or violate any existing and publicized law, regulation or governmental order in the PRC, save as disclosed otherwise in any of the Disclosure Letter. (iii) The execution, delivery and performance of each of the Group Structure Agreements by the parties thereto do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to, any governmental authority in the PRC or, if any such consent, approval, authorization, order, action, filing or notification is required, they have been obtained or made or will be obtained or made prior to the Closing, save as disclosed otherwise in any of the Legal Opinions.

     (b) The Closing Deliverable Agreements. On or before Closing, each of the Closing Deliverable Agreements will have been duly executed by the parties thereto which are under the Control of the Vendor and, as at Closing, will be in full force and effect and will constitute the valid and legally binding obligations of the parties thereto which are under the Control of the Vendor, enforceable in accordance with their terms at Closing.

     (c) Full Disclosure. (i) The Vendor is not aware of any facts which could materially adversely affect it, any member of the Group, SCM or which are likely in the future to materially adversely affect any of them and which have not been disclosed by or on behalf of the Vendor or Vendor controlled Companies in connection with or pursuant to this Agreement (except if such facts are caused by any member of the Investor Controlled Companies or the Nominees). (ii) No representation or warranty in this Agreement, nor any statement or certificate furnished or to be furnished to the Investors pursuant to or in connection with this Agreement contains or will contain any untrue statement of material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

     (d) Reliance. The representations and warranties are made by the Vendor with the knowledge and expectation that the Investors are placing reliance thereon.

8. REPRESENTATIONS, WARRANTIES AND COVENANTS IN RESPECT OF THE INVESTOR CONTROLLED COMPANIES

8.1 The Investors represent and warrant to the Vendor that the following statements are true and correct in respect of the Investor Controlled Companies as of the date of this Agreement:

     (a) Organization, Standing, and Power. It is a company duly organized, validly existing, and in good standing under the laws of incorporation, has all requisite corporate power and authority to carry on its businesses, and is duly qualified and in good standing to do business in each jurisdiction in which it conducts business. It has made available to the Vendor complete and correct copies of its articles of incorporation, bylaws, registers and/or other organizational documents of it, in each case, as amended to the date hereof.

     (b) Corporate Records. Its minute books and corporate records, complete and correct copies of which have been made available to the Vendor, contain correct and complete records of all proceedings and actions taken at all meetings of, or effected by written consent of, its shareholders and its board of directors, and all original issuances and subsequent transfers, repurchases, and cancellations of its shares.

     (c)  Capital Structure.

          (i) Prior to and immediately following Closing its issued share capital will be as set out in Schedule C and Schedule D respectively.

          (ii) There are no options, warrants, calls, conversion rights, commitments, agreements, contracts, restrictions, or rights of any character to which its is a party or by which it may be bound obligating company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares, or obligating it to grant, extend or enter into any such option, warrant, call, conversion right, commitment, agreement, contract, understanding, restriction, arrangement or right. It does not have outstanding any bonds, debentures, notes or other indebtedness.

     (d) Subsidiaries. It does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity, and is not a participant in any joint venture, partnership, or similar arrangement, except as set out in Schedule C. Its particulars as set out in Schedule C are true and accurate in all respects and the percentage of its share capital shown therein as owned or controlled by it is beneficially owned and clear of all Encumbrances. There is no agreement or arrangement in force which calls for the present or future issue or sale of, or grant to any person the right (whether conditional or otherwise) to call for the issue, sale or transfer of any of its share or loan capital (including any of its option, notes, warrants or other securities or rights convertible or ultimately convertible into shares or equity interests).

     (e) Authority. The execution, delivery, and performance of this Agreement and all Related Agreements to be entered into by it have been duly authorized by all necessary action of its board. Certified copies of the resolutions adopted by its board approving this Agreement, the Related Agreements and transactions contemplated hereby and thereby have been provided to the Vendor.

     (f) Execution. It has duly and validly executed and delivered the Related Agreements and the Related Agreements constitute valid, binding, and enforceable obligations of it in accordance with their terms, except to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding at law or in equity.

     (g) Compliance with Laws and Other Instruments. It holds, and at all times has held all licenses, permits, and authorizations from all governmental entities necessary for the lawful conduct of its business pursuant to all applicable statutes, laws, ordinances, rules, and regulations of all such authorities having jurisdiction over it or any part of its operations. There are no violations or claimed violations of any such license, permit, or authorization, or any such statute, law, ordinance, rule or regulation.

     (h) Corporate Governance. Neither the execution and delivery of Related Agreements nor the performance by it of its obligations under the Related Agreements will (i) conflict with or result in any breach of its charter documents; (ii) require any Consent, (iii) conflict with, result in a breach or default of, or give rise to any right of termination, cancellation or acceleration or result in the creation of any lien, charge, encumbrance, or restriction upon any of the properties or assets of it or its shares under, any law, statute, rule, regulation, judgment, decree, order, government permit, license or order or any mortgage, indenture, note, license, trust, agreement or other agreement, instrument or obligation to which it is a party.

     (i) No Liabilities and No Business Activities. Save as contemplated under the Related Agreements, it has no liabilities of any nature howsoever arising, is not involved in any litigation whether as plaintiff or defendant, has no assets and is not carrying on any business of any nature.

     (j) No Contracts. Save as contemplated under this Agreement and the Related Agreements, it has not entered into any agreement, contract, legal arrangement or documentation of any type or nature.

8.2  General

     (a) The Group Structure Agreements. In respect of the parties or persons under the Control of the Investor (i) Each of the Group Structure Agreements and PRC Company Controlling Documents that has been duly executed by the parties thereto, are in full force and effect and constitutes the valid and legally binding obligation of the parties thereto, enforceable in accordance with its terms, except (1) as limited by applicable bankruptcy, insolvency, reorganisation, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (2) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable principles. (ii) The execution, delivery and performance of each of the Group Structure Agreements and PRC Company Controlling Documents by the parties thereto do not conflict with or violate any existing and publicized law, regulation or governmental order in the PRC. (iii) The execution, delivery and performance of each of the Group Structure Agreements by the parties thereto do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to, any governmental authority in the PRC or, if any such consent, approval, authorization, order, action, filing or notification is required, they have been obtained or made or will be obtained or made prior to the Closing.

     (b) Deliverable Agreements. On or before Closing, each of the Group Structure Agreements will have been duly executed by the parties thereto which are under the Control of the Investor and, as at Closing, will be in full force and effect and will constitute the valid and legally binding obligations of the parties thereto which are under the Control of the Investor, enforceable in accordance with their terms at Closing.

     (c) Full Disclosure. (i) The Investor is not aware of any facts which could materially adversely affect it, any member of the Group, SCM or which are likely in the future to materially adversely affect any of them and which have not been disclosed by or on behalf of the Investors or Investor controlled Companies in connection with or pursuant to this Agreement (except if such facts are caused by any member of the Vendor Controlled Companies). (ii) No representation or warranty in this Agreement, nor any statement or certificate furnished or to be furnished to the Vendor pursuant to or in connection with this Agreement contains or will contain any untrue statement of material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

     (d) Reliance. The representations and warranties are made by the Investors with the knowledge and expectation that the Vendor is placing reliance thereon.

9.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE VENDOR

     The Vendor hereby represents, warrants and covenants to each of the Investors that each of the following statements is true:

9.1 Organisation and Qualification. It is a person or a legal entity duly organised and validly existing under the laws of its jurisdiction of incorporation.

9.2 Authorisation and Authority. It has taken all corporate or other action required to authorise, and has duly authorised, the execution, delivery and performance of this Agreement and upon due execution and delivery the same will constitute its legal, valid and binding obligations enforceable in accordance with its terms.

9.3 Power and Authority. It has full power and authority to make the covenants and representations referred to herein and to sale the Sale Shares and to execute, deliver and perform this Agreement.

9.4 Compliance with Laws and Other Instruments. It holds, and at all times has held all licenses, permits, and authorizations from all governmental entities necessary for the lawful conduct of its business pursuant to all applicable statutes, laws, ordinances, rules, and regulations of all such authorities having jurisdiction over it or any part of its operations. There are no violations or claimed violations of any such license, permit, or authorization, or any such statute, law, ordinance, rule or regulation, except for those violations which will not cause Material Adverse Change to the business or assets of SCM.

9.5 Corporate Governance. Neither the execution and delivery of this Agreement and Related Agreements nor the performance by it of its obligations under this Agreement and Related Agreements will (i) conflict with or result in any breach of its charter documents; (ii) require any Consents by Governmental Entity, (iii) conflict with, result in a breach or default of, or give rise to any right of termination, cancellation or acceleration or result in the creation of any lien, charge, encumbrance, or restriction upon any of the properties or assets of it or its shares under, any law, statute, rule, regulation, judgment, decree, order, government permit, license or order or any mortgage, indenture, note, license, trust, agreement or other agreement, instrument or obligation to which it is a party.

10.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTORS

     Each of the Investors hereby represents, warrants and covenants to the Vendor that each of the following statements is true:

10.1 Organisation and Qualification. It is a person or a legal entity duly organised and validly existing under the laws of its jurisdiction of incorporation.

10.2 Authorisation. It has taken all corporate or other action required to authorise, and has duly authorised, the execution, delivery and performance of this Agreement and upon due execution and delivery the same will constitute its legal, valid and binding obligations enforceable in accordance with its terms.

10.3 Power and Authority. It has full power and authority to make the covenants and representations referred to herein and to make the Loan and to purchase the Sale Shares and to execute, deliver and perform this Agreement.

10.4 Compliance with Laws and Other Instruments. It holds, and at all times has held all licenses, permits, and authorizations from all governmental entities necessary for the lawful conduct of its business pursuant to all applicable statutes, laws, ordinances, rules, and regulations of all such authorities having jurisdiction over it or any part of its operations. There are no violations or claimed violations of any such license, permit, or authorization, or any such statute, law, ordinance, rule or regulation.

10.5 Corporate Governance. Neither the execution and delivery of this Agreement and Related Agreements nor the performance by it of its obligations under this Agreement and Related Agreements will (i) conflict with or result in any breach of its charter documents; (ii) require any Consents by Governmental Entity, (iii) conflict with, result in a breach or default of, or give rise to any right of termination, cancellation or acceleration or result in the creation of any lien, charge, encumbrance, or restriction upon any of the properties or assets of it or its shares under, any law, statute, rule, regulation, judgment, decree, order, government permit, license or order or any mortgage, indenture, note, license, trust, agreement or other agreement, instrument or obligation to which it is a party.

11. CONDITIONS OF THE INVESTORS' AND VENDOR'S OBLIGATIONS AT CLOSING AND TO PAYMENT OF SECOND PAYMENT

11.1 Closing Date. The obligations of the Investors and the Vendor under this Agreement are subject to the satisfaction or waiver, on or before the Closing Date of each of the following:

     (a) Representations and Warranties. The representations and warranties contained in Clauses 7, 8, 9 and 10 shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date.

     (b) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incidental thereto shall be reasonably satisfactory in form and substance to all parties, and all parties shall have received all such counterpart original and certified or other copies of such documents as it may reasonably request.

     (c) Performance. The Group and SCM shall have performed and complied with all agreements, obligations and conditions contained in this Agreement and the Group Structure Agreements that are required to be performed or complied with by it on or before Closing.

     (d) Establishment of the Group. The companies in the Group shall have been established in all respects to the satisfaction of the parties and all governmental approvals for the establishment and operation of the same shall have been obtained.

     (e) Equity interests of SCM. The entire equity interests of SCM are owned by WGQ free and clear of any Encumbrance (of which 10% is held by Shanghai Wai Gao Qiao (Group) Limited for and on behalf of WGQ) and all governmental approvals of the same shall have been obtained.

     (f) Sale and Purchase of SCM. The WGQ and WFOE shall have entered into a call option agreement in the form and substance as set out in Schedule J for all of the WGQ's interests in and to SCM.

     (g) Service Agreements. SCM shall have entered into services agreements in the form and substance as set out in Schedule K with each of the Vendor, PRC Company and WFOE.

     (h) IMTV. IMTV shall have all Consents, landing rights as described in Schedule H (except that some land rights may be terminated or amended provided such termination or revision would not have a Material Adverse Change on the business of SCM) and all other assets and commercial rights necessary for SCM to carry out its business as set out in the Financial Statements. The SCA between IMTV and SCA is in full force and effect and there has been no material amendment to the SCA and there has been no material breaches thereunder by any party.

11.2 At Second Payment Date. The obligations of the Investors making the Second Payment under Clause 4 of this Agreement shall be subject to the satisfaction or waiver of each of the following on the date that the Second payment is made:

     (a) Conditions under Clause 11.1. The conditions set out under Clauses 11.1(b), 11.1(c) (in respect of SCM only) and 11.1(e)-(h) in relation to the Vendor with references to the Closing Date construed as references to the date that the Second Payment is to be made having been satisfied or waived.

     (b) Continuation and Validity of SCA. The SCA being valid, binding among the parties thereto and unamended and nothing having been done that may result in its termination or invalidity for any reason.

11.3 If the PRC Company has not yet been incorporated and is required to execute and deliver documents prior to or at Closing then the PRC Company shall execute and deliver such documents as soon as practicable after it has been incorporated and in any event within 5 Business Days of its incorporation.

12.  INDEMNITY

12.1 Indemnity of Investors. The Vendor will indemnify and will keep indemnified and save harmless each of the Investors from and against:

     (a) any and all losses, claims, damages (including lost profits, consequential damages, interest, penalties, fines and monetary sanctions) liabilities and costs incurred or suffered by the Investors by reason of, resulting from, in connection with, or arising in any manner whatsoever out of the breach of any warranty, representation or covenant or the inaccuracy of any representation made in respect of any Vendor Controlled Company by the Vendor contained or referred to in this Agreement in connection therewith including, but not limited to, any diminution in the value of the assets of and any payment made or required to be made by the Investors and any costs and expenses incurred as a result of such breach provided that the indemnity contained in this Clause 12..1 shall be without prejudice to any other rights and remedies available to the Investors; or

     (b) the nonfulfillment or breach of any covenant, undertaking, agreement or other obligation of any member of the Vendor Controlled Companies to any of the Group Structure Agreements;

     (c) save as disclosed in the Financial Statements, any and all losses, claims, damages (including lost profits, consequential damages, interest, penalties, fines and monetary sanctions) liabilities and costs incurred or suffered by any of the Vendor Controlled Companies by reason of, resulting from, in connection with, or arising in any manner whatsoever out of or from any action, inaction or omission prior to Closing including, but not limited to, any diminution in the value of the assets of any of the Vendor Controlled Companies and any payment made or required to be made by the Vendor Controlled Companies and any costs and expenses incurred as a result of such breach provided that the indemnity contained in this Clause
          12.1 shall be without prejudice to any other rights and remedies available to the Investors provided that the Vendor shall have no liability to indemnify the Investors for any losses arising directly as a result of (i) any competent governmental authority in the PRC shall have issued any order, decree or ruling or takes any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement or the proposed business and operation of the Group or the Group Structure Agreements; or
     (ii) such indemnity arises from the actions or inactions of the Investor or Persons under the Control of the Investors.

12.2 Indemnity of the Vendor. The Investors will indemnify and will keep indemnified and save harmless the Vendor from and against:

     (a) any and all losses, claims, damages (including lost profits, consequential damages, interest, penalties, fines and monetary sanctions) liabilities and costs incurred or suffered by the Vendor by reason of, resulting from, in connection with, or arising in any manner whatsoever out of the breach of any warranty, representation or covenant or the inaccuracy of any representation in respect of the Investor Controlled Companies in connection therewith provided that the indemnity contained in this Clause 12.2 shall be without prejudice to any other rights and remedies available to the Vendor; or

     (b) The nonfulfillment or breach of any covenant, undertaking, agreement or other obligation of any Investor Controlled Company and the Nominees to any of the Group Structure Agreements

     provided that the Investors shall have no liability to indemnify the Vendor for any losses arising directly as a result of (i) any competent governmental authority in the PRC shall have issued any order, decree or ruling or takes any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement or the proposed business and operation of the Group or the Group Structure Agreements; or
     (ii) such indemnity arises from the actions or inactions of the Vendor or Persons under the Control of the Vendor.

12.3 Costs. For the purposes of this Clause 12, "costs" includes lawyers' (on a solicitor and his own client's basis) and accountants' fees and expenses, court costs and all other out-of-pocket expenses.

12.4 Survival of Indemnification. The representations and warranties of the parties to this Agreement and the rights to indemnification under this Agreement with respect thereto will survive Closing.

12.5 Third Party Claims. A party entitled to indemnification hereunder (an "INDEMNIFIED PARTY") shall notify promptly the indemnifying party (the "INDEMNIFYING PARTY") in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Agreement. In case any claim, action or proceeding is brought against an Indemnified Party and the Indemnified Party notifies the Indemnifying Party in writing of the commencement thereof, the Indemnifying Party shall be entitled to participate therein and to assume the defense thereof, to the extent that it chooses, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party that it so chooses, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the Indemnifying Party fails to take reasonable steps necessary to defend diligently the action or proceeding within twenty (20) calendar days after receiving notice from such Indemnified Party that the Indemnified Party reasonably believes it has failed to do so; or (ii) if such Indemnified Party who is a defendant in any claim or proceeding which is also brought against the Indemnifying Party reasonably shall have concluded that there may be one or more legal defenses available to such Indemnified Party which are not available to the Indemnifying Party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the Indemnified Party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all Indemnified Parties in each jurisdiction), and the Indemnifying Party shall be liable for any expenses therefor.

12.6 Settlement of Claims. No Indemnifying Party shall, without the written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim, (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Party and (iii) does not include any injunctive or other non-monetary relief.

13.  TERMINATION

13.1 Termination. This Agreement may be terminated at any time prior to Closing:

     (a) by any of the Investors if, between the date hereof and Closing: (i) there is a Material Adverse Change caused by the Vendor's breach of any provision of this Agreement or the Related Agreements, (ii) any representations and warranties made by the Vendor as contained in this Agreement shall not have been materially true and correct when made,
          (iii) the Vendor shall not have complied in all material respects with the covenants or agreements contained in this Agreement to be complied with by it or (iv) SCM or any Vendor Controlled Company who is a party to any of the Group Structure Agreements makes a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against SCM or any Vendor Controlled Company seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up or reorganization, arrangement, adjustment, protection, relief or composition of its debts under any law related to bankruptcy, insolvency or reorganization;

     (b) by the Vendor if, between the date hereof and Closing: (i) any representations and warranties made by the Investors contained in this Agreement shall not have been materially true and correct when made,
          (ii) the Investors shall not have complied in all material respects with the covenants or agreements contained in this Agreement to be complied with by it or (iii) the Investors, the Investor Controlled Companies or the Nominees make a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against the Investors, the Investor Controlled Companies or the Nominees in question seeking to adjudicate the Investors, the Investor Controlled Companies or the Nominees in question bankrupt or insolvent, or seeking liquidation, winding up or reorganization, arrangement, adjustment, protection, relief or composition of its debts under any law related to bankruptcy, insolvency or reorganization;

     (c) by the Investors or the Vendor in the event that any competent governmental authority in the PRC shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement or the proposed business and operation of the Group or the Group Structure Agreements; or

     (d)  by the mutual written consent of the Investors and the Vendor.

13.2 Effect of Termination. In the event of termination of this Agreement as provided in Clause 13.1 this Agreement shall forthwith become void provided that nothing herein shall relieve any party hereto from liability for any breach of this Agreement.

14.  CONFIDENTIALITY AND NON-DISCLOSURE

14.1 Non-Disclosure of Terms. The terms and conditions of this Agreement and the Related Agreements, including their existence, shall be considered confidential information and shall not be disclosed by any party hereto to any third party except in accordance with the provisions set forth below; provided that such confidential information shall not include any information that is in the public domain other than by the breach of the confidentiality obligations hereunder.

14.2 Press Releases, Etc. Any press release issued by any party hereto or any member of the Group in relation to this Agreement shall be approved in advance in writing by the each Party to this Agreement, whose consent shall not be unreasonably withheld. No other announcement regarding any of the terms set out in this Agreement or the Related Agreements in a press release, conference, advertisement, announcement, professional or trade publication, mass marketing materials or otherwise to the general public may be made without the prior written consent of each Party to this Agreement, whose consent shall not be unreasonably withheld.

14.3 Permitted Disclosures. Notwithstanding the foregoing, any party may disclose any of the terms set out this Agreement and the Related Agreements to its current or bona fide, employees, bankers, lenders, partners, accountants and attorneys and other professional advisers, in each case only where such persons or entities are under appropriate non-disclosure obligations.

14.4 Legally Compelled Disclosure. In the event that any party is requested or becomes legally compelled (including without limitation, pursuant to securities laws and regulations) to disclose the existence or terms of this Agreement or the Related Agreements in contravention of the provisions of this Clause 14., such party (the "DISCLOSING PARTY") shall provide the other parties (the "NON-DISCLOSING PARTIES") with prompt written notice of that fact and use all reasonable efforts to seek (with the cooperation and reasonable efforts of the other parties) a protective order, confidential treatment or other appropriate remedy. In such event, the Disclosing Party shall furnish only that portion of the information which is legally required and shall exercise reasonable efforts to keep confidential such information to the extent reasonably requested by any Non-Disclosing Party. If disclosure is required then to the extent that disclosure of the Related Agreements complies such disclosure requirement then this Agreement shall remain confidential.

14.5 Other Information. The provisions of this Clause 14. shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by any of the parties hereto with respect to the transactions contemplated hereby.

15.  MISCELLANEOUS

15.1 Survival of Warranties. The representations, warranties and covenants contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors.

15.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

15.3 Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of Hong Kong.

15.4 Arbitration. Any dispute, controversy or claim arising out of or relating to this Agreement or the Related Agreements, or the breach, termination or invalidity thereof, shall be settled shall be settled as follows:

     (a) For disputes involving only PRC domestic companies, in accordance with the China International Economic and Trade Arbitration Committee, Shanghai Commission.

     (b) For disputes involving a party other than a Person incorporated or resident in the PRC the parties will negotiate in good faith a resolution to the dispute, provided that if no agreement is reached then the parties agree that such disputes shall be settled in accordance with the UNICITRAL Arbitration Rules in Hong Kong as present in force in the manner set out in the following:

          (i) The procedures of this Clause 14.4(b) may be initiated by a written notice (a "DISPUTE NOTICE") given by one party (a "CLAIMANT") to the other, but not before thirty (30) days have passed during which the parties have been unable to reach a resolution. The Dispute Notice shall be accompanied by (i) a statement of the Claimant describing the dispute in reasonable detail and (ii) documentation, if any, supporting the Claimant's position on the dispute. Within twenty (20) days after the other party's (the "RESPONDENT") receipt of the Dispute Notice and accompanying materials, the dispute shall be resolved by binding arbitration in Hong Kong under the UNCITRAL Arbitration Rules. All arbitration procedures pursuant to this paragraph (a) shall be confidential and treated as compromise and settlement negotiations and shall not be admissible in any arbitration or other proceeding.

          (ii) The parties shall agree on a single arbitrator to resolve the dispute. If the Parties fail to agree on the designation of an arbitrator within a twenty (20)-day period the Hong Kong International Arbitration Centre shall be requested to designate the single arbitrator. If the arbitrator becomes disabled, resigns or is otherwise unable to discharge the arbitrator's duties, the arbitrator's successor shall be appointed in the same manner as the arbitrator was appointed.

          (iii) Any award arising out of arbitration (i) shall be binding and conclusive upon the parties; (ii) shall be limited to a holding for or against a party, and affording such monetary remedy as is deemed equitable, just and within the scope of this Agreement;
               (iii) may not include special, indirect, incidental, consequential, special, punitive or exemplary damages or diminution in value; (iv) may in appropriate circumstances include injunctive relief; and (v) may be entered in a court.

          (iv) Arbitration shall not be deemed a waiver of any right of termination under this Agreement, and the arbitrator is not empowered to act or make any award other than based solely on the rights and obligations of the parties prior to termination in accordance with this Agreement.

          (v) The arbitrator may not limit, expand or otherwise modify the terms of this Agreement.

     (c) Each party shall bear its own expenses incurred in any arbitration or litigation, but any expenses related to the compensation and the costs of the arbitrator shall be borne equally by the parties to the dispute.

     (d) If any action or proceeding is commenced to construe or enforce this Agreement or the rights and duties of the parties hereunder, then the party prevailing in that action, and any appeal thereof, shall be entitled to recover its attorney's fees and costs in that action or proceeding, as well as all costs and fees of any appeal or action to enforce any judgment entered in connection therewith.

15.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15.6 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

15.7 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon postal service delivery, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof or by facsimile at the facsimile number set out on the signature page hereof, or at such other address or facsimile number as such party may designate by ten (10) days' advance written notice to the other parties.

15.8 Expenses. Each of the parties hereto shall be responsible for its own costs and expenses incurred in the preparation, negotiation and execution of this Agreement.

15.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision was so excluded and shall be enforceable in accordance with its terms.

15.10 Language. This Agreement shall be executed in both the English and Chinese languages and in the event of any discrepancy between the two versions the parties hereto shall negotiate in good faith to resolve the discrepancy provided that if such good faith negations do not resolve in a resolution then the English version of this Agreement shall prevail.

                           - EXECUTION PAGE FOLLOWS -

                                    EXECUTION

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE INVESTOR

For and on behalf of XINHUA FINANCE MEDIA LIMITED


By: /s/ Fredy Bush
    ---------------------------------
Name: Fredy Bush
Title: Director

Address of the Investor:

Century Yard, Cricket Square, Hutchins Drive, PO Box 2681
GT, George Town, Grand Cayman, British West Indies

Telephone: __________________________

Facsimile: __________________________

THE INVESTOR

For and on behalf of SINO INVESTMENT HOLDINGS LIMITED


By: /s/ Shelley Sean Singhal
    ---------------------------------
Name: Shelley Sean Singhal
Title: Authorized signatory

Address of the Investor:
Charlotte House, Charlotte Street, PO Box N-341, Nassau,
Bahamas.

Telephone: __________________________

Facsimile: __________________________

THE VENDOR

For and on behalf of SUNGOLDEN LIMITED


By: /s/ Zhang Guan Ming
    ---------------------------------
Name: Zhang Guan Ming
Title: Director

Address of the Vendor:
Room 2204A, Bank of America Tower, 12 Harcourt Road,
Central, Hong Kong

Telephone: __________________________

Facsimile: __________________________

                                   SCHEDULE A

                             DETAILS OF SALE SHARES

                                                            NET AMOUNT            NET AMOUNT
                                    DIRECT/    NO. OF     PAYABLE ON THE        PAYABLE ON THE
NAME OF INVESTOR                    INDIRECT   SHARES   FIRST PAYMENT DATE   SECOND PAYMENT DATE
----------------                    --------   ------   ------------------   -------------------
Xinhua Finance Media Limited        Direct        70       US$2,500,000          US$2,500,000

Xinhua Finance Media Limited        Direct        25         US$892,857            US$892,857

Sino Investments Holdings Limited   Direct        25       US$1,607,143          US$1,607,143

Sino Investments Holdings Limited   Through       60       US$2,142,857          US$2,142,857
                                    Quality
                                    Idea

Sino Investments Holdings Limited   Through       80       US$2,857,143          US$2,857,143
                                    Fine
                                    Power
                                                 ---      -------------         -------------
TOTAL:                                           280      US$10,000,000         US$10,000,000
                                                 ===      =============         =============

                                   SCHEDULE B

                           GROUP STRUCTURE AGREEMENTS

1.   Consulting agreement entered into between WFOE and SCM

2.   Advertising services agreement between PRC Company and SCM

3.   Call-option agreement between WGQ and WFOE

4. Loan agreement among PRC Company, WGQ and the relevant bank with respect of a loan

                                   SCHEDULE C

                 CORPORATE DETAILS OF THE GROUP PRIOR TO CLOSING

OFFSHORE GROUP

NAME                              UPPER STEP HOLDINGS LIMITED

DATE AND PLACE OF INCORPORATION   28 September 2005, British Virgin Islands

REGISTERED ADDRESS                P.O. Box 957, Offshore Incorporations Centre,
                                  Road Twon, Tortola, British Virgin Islands

AUTHORISED CAPITAL                US$50,000 divided into 50,000 shares of par
                                  value US$1.00

ISSUED CAPITAL                    500 ordinary shares

                                                                     NUMBER OF
SHAREHOLDER                       NAME                           ORDINARY SHARES
                                  ----                           ---------------
                                  Fine Power Limited                    80
                                  Honour Rise Services Limited         290
                                  Quality Idea Limited                  60
                                  Tai Mou Services Limited              70
                                                                       ---
                                  TOTAL:                               500
                                                                       ===

DIRECTOR                          Clifford Ng

COMPANY SECRETARY                 King Secretaries Limited

NAME                              CHINA LEAD PROFITS LIMITED

DATE AND PLACE OF INCORPORATION   1 September 2005, British Virgin Islands

REGISTERED ADDRESS                P.O. Box 957, Offshore Incorporations Centre,
                                  Road Twon, Tortola, British Virgin Islands

AUTHORISED CAPITAL                US$50,000 divided into 50,000 shares of par
                                  value US$1.00

ISSUED CAPITAL                    1 ordinary share
                                                                     NUMBER OF
SHAREHOLDER                       NAME                           ORDINARY SHARES
                                  ----                           ---------------
                                  Upper Step Holdings Limited           1

DIRECTOR                          Clifford Ng

NAME                              FINE POWER LIMITED

DATE AND PLACE OF INCORPORATION   5 December 2005, British Virgin Islands

REGISTERED ADDRESS                P.O. Box 957, Offshore Incorporations Centre,
                                  Road Twon, Tortola, British Virgin Islands

AUTHORISED CAPITAL                US$50,000 divided into 50,000 shares of par
                                  value US$1.00

ISSUED CAPITAL                    80 ordinary shares
                                                                     NUMBER OF
SHAREHOLDER                       NAME                           ORDINARY SHARES
                                  ----                           ---------------
                                  Tai Mou Services Limited              80

DIRECTOR                          Zhang Guan Ming

NAME                              HING YEE SERVICE LIMITED

DATE AND PLACE OF INCORPORATION   9 September 2005, British Virgin Islands

REGISTERED ADDRESS                P.O. Box 957, Offshore Incorporations Centre,
                                  Road Twon, Tortola, British Virgin Islands

AUTHORISED CAPITAL                US$50,000 divided into 50,000 shares of par
                                  value US$1.00

ISSUED CAPITAL                    65 ordinary shares

                                                                     NUMBER OF
SHAREHOLDER                       NAME                           ORDINARY SHARES
                                  ----                           ---------------
                                  Sungolden Limited                    65

DIRECTOR                          Zhang Guan Ming

NAME                              HONOUR RISE SERVICES LIMITED

DATE AND PLACE OF INCORPORATION   25 November 2005, British Virgin Islands

REGISTERED ADDRESS                P.O. Box 957, Offshore Incorporations Centre,
                                  Road Twon, Tortola, British Virgin Islands

AUTHORISED CAPITAL                US$50,000 divided into 50,000 shares of par
                                  value US$1.00

ISSUED CAPITAL                    280 ordinary shares

                                                                    NUMBER OF
SHAREHOLDER                       NAME                           ORDINARY SHARES
                                  ----                           ---------------
                                  Sungolden Limited                    280

DIRECTOR                          Zhang Guan Ming

NAME                              QUALITY IDEA LIMITED

DATE AND PLACE OF INCORPORATION   9 September 2005, British Virgin Islands

REGISTERED ADDRESS                P.O. Box 957, Offshore Incorporations Centre,
                                  Road Twon, Tortola, British Virgin Islands

AUTHORISED CAPITAL                US$50,000 divided into 50,000 shares of par
                                  value US$1.00

ISSUED CAPITAL                    60 ordinary shares

                                                                     NUMBER OF
SHAREHOLDER                       NAME                           ORDINARY SHARES
                                  ----                           ---------------
                                  Hing Yee Service Limited             60

DIRECTOR                          Zhang Guan Ming

NAME                              TAI MOU SERVICES LIMITED

DATE AND PLACE OF INCORPORATION   9 September 2005, British Virgin Islands

REGISTERED ADDRESS                P.O. Box 957, Offshore Incorporations Centre,
                                  Road Twon, Tortola, British Virgin Islands

AUTHORISED CAPITAL                US$50,000 divided into 50,000 shares of par
                                  value US$1.00

ISSUED CAPITAL                    150 ordinary shares

                                                                     NUMBER OF
SHAREHOLDER                       NAME                           ORDINARY SHARES
                                  ----                           ---------------
                                  Sungolden Limited                   150

DIRECTOR                          Zhang Guan Ming

ONSHORE GROUP

NAME                              JIA LUO BUSINESS CONSULTING (SHANGHAI) CO.,
                                  LTD. (WFOE)

DATE AND PLACE OF INCORPORATION   28 February 2006, PRC

REGISTERED ADDRESS                Room 240, No. 227 Long, Ru Shan Lu, Pudong New
                                  District, Shanghai, PRC

REGISTERED CAPITAL                US$3,200,000

SHAREHOLDER                       NAME                           SHAREHOLDING
                                  ----                           ------------
                                  China Lead Profits Limited         100%

LEGAL REPRESENTATIVE              Graham Anton Earnshaw

NAME                              SHANGHAI YUANZHI ADVERTISING CO., LTD.
                                  (To be established)

DATE AND PLACE OF INCORPORATION   PRC

REGISTERED CAPITAL                RMB100,000

SHAREHOLDER                       NAME                           SHAREHOLDING
                                  ----                           ------------
                                  Li Guang Jie                        49%

                                  Wan Jun                             51%

LEGAL REPRESENTATIVE              Wan Jun

DIRECTORS                         (1)  Li Guang Jie
                                  (2)  Wan Jun

NAME                              SHANGHAI CAMERA MEDIA INVESTMENT CO., LTD.

DATE AND PLACE OF INCORPORATION   21 February 2003, PRC

REGISTERED ADDRESS                3B10, 168 Tianshan Road, Changning District,
                                  Shanghai, PRC

REGISTERED CAPITAL                RMB60,000,000

SHAREHOLDER                       NAME                           SHAREHOLDING
                                  ----                           ------------
                                  WGQ                                 90%

                                  WGQ Group                           10%

LEGAL REPRESENTATIVE              Zhang Guan Ming

BUSINESS SCOPE                    Real Equity Investment (unless otherwise
                                  specified ), enterprise investment consulting,
                                  enterprise investment management, enterprise
                                  image building, computer design and
                                  production(except for advertisement),
                                  multi-media production, conference service,
                                  exhibition services, design, distribution and
                                  agency of advertisements, TV program
                                  production and distribution (operate by permit
                                  where administrative order is required)

List of companies in which SCM holds equity interest

                                          SCM
NAME                                  SHAREHOLDING             REMARKS
----                                  ------------             -------
Shanghai Zhisheng Enterprise               80%
Planning Co., Ltd.

Beijing Camera Zhisheng Advertising       100%       Ju Peili and Xia Huai hold
Co., Ltd.                                            a total of 20% of the
                                                     equity interest on behalf
                                                     of SCM

Shanghai Mongshi Culture Media             51%
Co., Ltd.

Hunan Xiaoying Camera Investment           85%
Co., Ltd.

                CORPORATE DETAILS OF THE GROUP FOLLOWING CLOSING

OFFSHORE GROUP

NAME                              UPPER STEP HOLDINGS LIMITED

DATE AND PLACE OF INCORPORATION   28 September 2005, British Virgin Islands

REGISTERED ADDRESS                P.O. Box 957, Offshore Incorporations Centre,
                                  Road Twon, Tortola, British Virgin Islands

AUTHORISED CAPITAL                US$50,000 divided into 50,000 shares of par
                                  value US$1.00

ISSUED CAPITAL                    500 ordinary shares

                                                                     NUMBER OF
                                                                      ORDINARY
SHAREHOLDER                       NAME                                 SHARES
                                  ----                               ---------
                                  Fine Power Limited                     80
                                  Honour Rise Services Limited          220
                                  Quality Idea Limited                   60
                                  Sino Investment Holdings Limited      185
                                  Xinhua Finance Media Limited           95
                                                                        ---
                                  TOTAL:                                500
                                                                        ===

DIRECTORS                         Fredy Bush
                                  Dennis Pelino
                                  Shelly Singhal

COMPANY SECRETARY                 King Secretaries Limited

NAME                              CHINA LEAD PROFITS LIMITED

DATE AND PLACE OF INCORPORATION   1 September 2005, British Virgin Islands

REGISTERED ADDRESS                P.O. Box 957, Offshore Incorporations Centre,
                                  Road Twon, Tortola, British Virgin Islands

AUTHORISED CAPITAL                US$50,000 divided into 50,000 shares of par
                                  value US$1.00

ISSUED CAPITAL                    1 ordinary share

                                                                     NUMBER OF
SHAREHOLDER                       NAME                           ORDINARY SHARES
                                  ----                           ---------------
                                  Upper Step Holdings Limited           1

DIRECTOR                          Shelly Singhal

NAME                              FINE POWER LIMITED

DATE AND PLACE OF INCORPORATION   5 December 2005, British Virgin Islands

REGISTERED ADDRESS                P.O. Box 957, Offshore Incorporations Centre,
                                  Road Twon, Tortola, British Virgin Islands

AUTHORISED CAPITAL                US$50,000 divided into 50,000 shares of par
                                  value US$1.00

ISSUED CAPITAL                    80 ordinary shares

                                                                       NUMBER OF
                                                                        ORDINARY
SHAREHOLDER                       NAME                                   SHARES
                                  ----                                 ---------
                                  Sino Investment Holdings Limited         80

DIRECTOR                          Shelly Singhal

NAME                              HING YEE SERVICE LIMITED

DATE AND PLACE OF INCORPORATION   9 September 2005, British Virgin Islands

REGISTERED ADDRESS                P.O. Box 957, Offshore Incorporations Centre,
                                  Road Twon, Tortola, British Virgin Islands

AUTHORISED CAPITAL                US$50,000 divided into 50,000 shares of par
                                  value US$1.00

ISSUED CAPITAL                    65 ordinary shares

                                                                    NUMBER OF
SHAREHOLDER                       NAME                           ORDINARY SHARES
                                  ----                           ---------------
                                  Sungolden Limited                     65

DIRECTOR                          Zhang Guan Ming

NAME                              HONOUR RISE SERVICES LIMITED

DATE AND PLACE OF INCORPORATION   25 November 2005, British Virgin Islands

REGISTERED ADDRESS                P.O. Box 957, Offshore Incorporations Centre,
                                  Road Twon, Tortola, British Virgin Islands

AUTHORISED CAPITAL                US$50,000 divided into 50,000 shares of par
                                  value US$1.00

ISSUED CAPITAL                    280 ordinary shares

                                                                    NUMBER OF
SHAREHOLDER                       NAME                           ORDINARY SHARES
                                  ----                           ---------------
                                  Sungolden Limited                    280

DIRECTOR                          Zhang Guan Ming

NAME                              QUALITY IDEA LIMITED

DATE AND PLACE OF INCORPORATION   9 September 2005, British Virgin Islands

REGISTERED ADDRESS                P.O. Box 957, Offshore Incorporations Centre,
                                  Road Twon, Tortola, British Virgin Islands

AUTHORISED CAPITAL                US$50,000 divided into 50,000 shares of par
                                  value US$1.00

ISSUED CAPITAL                    60 ordinary shares

                                                                       NUMBER OF
                                                                        ORDINARY
SHAREHOLDER                       NAME                                   SHARES
                                  ----                                 ---------

                                  Sino Investment Holdings Limited         60

DIRECTOR                          Shelly Singhal

NAME                              TAI MOU SERVICES LIMITED

DATE AND PLACE OF INCORPORATION   9 September 2005, British Virgin Islands

REGISTERED ADDRESS                P.O. Box 957, Offshore Incorporations Centre,
                                  Road Twon, Tortola, British Virgin Islands

AUTHORISED CAPITAL                US$50,000 divided into 50,000 shares of par
                                  value US$1.00

ISSUED CAPITAL                    150 ordinary shares

                                                                    NUMBER OF
SHAREHOLDER                       NAME                           ORDINARY SHARES
                                  ----                           ---------------
                                  Sungolden Limited                    150

DIRECTOR                          Zhang Guan Ming

ONSHORE GROUP

NAME                              JIA LUO BUISNESS CONSULTING (SHANGHAI) CO.,
                                  LTD. (WFOE)

DATE AND PLACE OF INCORPORATION   28 February 2006, PRC

REGISTERED ADDRESS                Room 240, No. 227 Long, Ru Shan Lu, Pudong New
                                  District, Shanghai, PRC

REGISTERED CAPITAL                US$3,200,000

SHAREHOLDER                       NAME                           SHAREHOLDING
                                  ----                           ------------
                                  China Lead Profits Limited         100%

LEGAL REPRESENTATIVE              Graham Anton Earnshaw

NAME                              SHANGHAI YUANZHI ADVERTISING CO., LTD.
                                  (To be established)

DATE AND PLACE OF INCORPORATION   PRC

REGISTERED CAPITAL                RMB100,000

SHAREHOLDER                       NAME                           SHAREHOLDING
                                  ----                           ------------
                                  Li Guang Jie                         49%
                                  Wan Jun                              51%

LEGAL REPRESENTATIVE              Wan Jun

DIRECTORS                         (1)   Li Guang Jie
                                  (2)   Wan Jun

NAME                              SHANGHAI CAMERA MEDIA INVESTMENT CO., LTD.

DATE AND PLACE OF INCORPORATION   21 February 2003, PRC

REGISTERED ADDRESS                3B10, 168 Tianshan Road, Changning District,
                                  Shanghai, PRC

REGISTERED CAPITAL                RMB60,000,000

SHAREHOLDER                       NAME                           SHAREHOLDING
                                  ----                           ------------
                                  WGQ                                  90%
                                  WGQ Group                            10%

LEGAL REPRESENTATIVE              Zhang Guan Ming

BUSINESS SCOPE                    Real Equity Investment (unless otherwise
                                  specified), enterprise investment consulting,
                                  enterprise investment management, enterprise
                                  image building, computer design and
                                  production(except for advertisement),
                                  multi-media production, conference service,
                                  exhibition services, design, distribution and
                                  agency of advertisements, TV program
                                  production and distribution (operate by permit
                                  where administrative order is required)

                                   SCHEDULE E

                            SCM INTELLECTUAL PROPERTY

1.   Copyright with respect of television series "Qi Wu Shi"

2.   Copyright with respect of television series "Chuan Yue Ji Qing"

3.   Copyright with respect of television series "Zhang Da Cheng Ren"

4.   Copyright with respect of television series "Hong Se Tian Wang"

5.   Copyright with respect of the movie "Jiu Ming"

                                   SCHEDULE F

                                   SCM LEASES

[List of Leases of SCM]

                                   SCHEDULE G

                             SCM MATERIAL CONTRACTS

[List of Material Contracts of SCM]

                                   SCHEDULE H

                               IMTV LANDING RIGHTS

                        [List of Landing Rights of IMTV]

                                   SCHEDULE I

                               INSURANCE AND BANK

[List of insurance and bank accounts of SCM and SCM Beijing Branch]

                                   SCHEDULE J

Please refer to exhibit 10.14 for the executed version of the agreement.

                                   SCHEDULE K

                          FORM OF CONSULTING AGREEMENT

    Please refer to exhibit 10.12 for the executed version of the agreement.

                                   SCHEDULE L

                        PRC COMPANY CONTROLLED DOCUMENTS

NOMINEE 1

1.   Secured Promissory Note issued by Nominee 1 in favour of WFOE

2. Equity Pledge Agreement amongst Nominee 1, WFOE and PRC Company representing pledge of 49% of equity interest in PRC Company by Nominee 1 in favour of WFOE

3.   Exclusive Equity Purchase Option Agreement between Nominee 1 and WFOE

4.   Equity transfer agreement signed in blank by Nominee 1

5.   Authorisation letter signed in blank by Nominee 1

6.   Subrogation Agreement amongst Nominee 1, WFOE and PRC Company

7. Authorisation letter signed in blank by Nominee 1 approving appointment of attorney

8. Waiver to be signed in blank by Nominee 1 for right of first refusal for Nominee 2's equity interest in PRC Company

9. Letter of resignation to be signed in blank by Nominee 1 for acting as director of PRC Company

10. Letter of resignation to be signed in blank by Nominee 1 for acting as legal representative of PRC Company

11. Shareholders' resolution to be signed in blank approving resignation of Nominee 1 as director

12. Shareholders' resolution to be signed in blank approving resignation of Nominee 1 as legal representative

NOMINEE 2

1. Secured Promissory Note issued by Nominee 2 in favour of WFOE for loan of RMB49,000

2. Equity Pledge Agreement amongst Nominee 2, WFOE and PRC Company representing pledge of 51% of equity interest in PRC Company by Nominee 2 in favour of WFOE

3.   Exclusive Equity Purchase Option Agreement between Nominee 2 and WFOE

4.   Equity transfer agreement signed in blank by Nominee 2

5.   Authorisation letter signed in blank by Nominee 2

6.   Subrogation Agreement amongst Nominee 2, WFOE and PRC Company

7. Authorisation letter signed in blank by Nominee 2 approving appointment of attorney

8. Waiver to be signed in blank by Nominee 2 for right of first refusal for Nominee 1's equity interest in PRC Company

9. Letter of resignation to be signed in blank by Nominee 2 for acting as director of PRC Company

10. Shareholders' resolution to be signed in blank approving resignation of Nominee 2 as director

PRC COMPANY AND WFOE

1.   Consulting agreement between PRC Company and WFOE